UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZAGG INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZAGG INC

910 WEST LEGACY CENTER DRIVE, SUITE 500

MIDVALE, UTAH 84047

April 29, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ZAGG Inc, which will be held virtually at 9:00 a.m. MDT, on June 9, 2016. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ZAGG, where you will be able to listen to the meeting live, submit questions, and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered and acted upon at the virtual Annual Meeting.

Your vote is very important. Whether you plan to attend the virtual Annual Meeting or not, we urge you to vote your shares as soon as possible. This will ensure representation of your shares at the virtual Annual Meeting if you are unable to attend. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares at the virtual meeting

We are pleased to make these proxy materials available over the Internet, which we believe increases the efficiency and reduces the expense of our annual meeting process. As a result, we are mailing to stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of paper copies of the Proxy Statement and our 2015 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet or request that a full set of printed materials be sent to you. The Internet Notice also gives instructions on how to vote your shares.

We look forward to seeing you at the virtual Annual Meeting.

Sincerely,

/s/ Randall L. Hales
Randall L. Hales
President, Chief Executive Officer, and Director

ZAGG INC

910 WEST LEGACY CENTER DRIVE, SUITE 500

MIDVALE, UTAH 84047

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ZAGG Inc (the “Company”) will be held virtually as follows:

Date:	June 9, 2016

Time:	9:00 a.m., Mountain Daylight Time (MDT)
Place:	www.virtualshareholdermeeting.com/ZAGG

Purposes:	(1) To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

(2) To ratify the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

(3) To provide an advisory approval of the compensation of our named executive officers;

(4) To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware; and
(5) To transact any other business that may properly come before the Annual Meeting and any additional adjournments.

Who Can Vote:	Stockholders at the close of business on April 15, 2016.
How You Can Vote:

Stockholders may vote electronically over the Internet, or by fax, or may request a complete set of traditional proxy materials and vote their proxy by mail. Stockholders may also vote at the virtual Annual Meeting.

By Authorization of the Board of Directors,

/s/ Bradley J. Holiday
Bradley J. Holiday Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on June 9, 2016.

The Proxy Statement and the 2015 Annual Report to Stockholders

are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE VIA THE VIRTUAL MEETING WEBSITE. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

ZAGG INC

910 WEST LEGACY CENTER DRIVE, SUITE 500

MIDVALE, UTAH 84047

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held June 9, 2016

OVERVIEW

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ZAGG Inc, a Nevada corporation (“we,” “us,” “our,” the “Company” or “ZAGG”), for use in connection with the virtual Annual Meeting of the Company’s Stockholders to be held on June 9, 2016 (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Company’s 2015 Annual Report on Form 10-K, or alternatively a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), will be mailed to stockholders on or about May 4, 2016. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Randall L. Hales and Bradley J. Holiday) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you owned shares of ZAGG common stock (the “Common Stock”) at the close of business on April 15, 2016 (the “Record Date”).

How many shares of Common Stock may vote at the Meeting?

As of the Record Date, there were 28,115,656 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Empire Stock Transfer, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

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How can I vote on the proposals to be considered at the Meeting?

You may vote in person by attending the Meeting. You may also vote electronically over the Internet, or by fax, or you may request a complete set of traditional proxy materials and vote your proxy by mail. To vote your proxy using the Internet or fax, see the instructions on the proxy form and the Internet Notice and have the proxy form available when you access the Internet website. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

If you hold your shares in street name, which means your shares are held of record by a broker, bank or nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the notice provided by your broker. If you hold shares in street name, you must obtain a legal proxy from the stockholder of record to vote in person at the Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2016.

Proposal 3	FOR approval on an advisory basis of the compensation of the named executive officers (“NEOs”) identified in the Summary Compensation Table below, as disclosed herein.

Proposal 4	FOR approval of the change of the Company’s state of incorporation from Nevada to Delaware (the “Reincorporation”).

What are my choices when voting?

Proposal 1	You may cast your vote in favor of up to five individual directors. You may vote for fewer than five directors if you choose. You may also abstain from voting for any or all of the nominees for director.

Proposal 2	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 3	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 4	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2016.

Proposal 3	FOR approval on an advisory basis of the compensation of the NEOs, as disclosed herein.

Proposal 4	FOR approval of the Reincorporation.

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How will withheld votes, abstentions and broker non-votes be treated?

If you withhold authority or abstain on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not be voted on that matter. The nominees may vote shares without instruction only on matters deemed “routine,” such as the ratification of the appointment of the auditors. Uninstructed brokers do not have discretionary voting power with respect to the election of directors (Proposal No. 1), approval on an advisory basis of the compensation of the NEOs, as disclosed herein (Proposal No. 3), or the Reincorporation (Proposal No. 4). It is therefore important that you provide voting instructions to your broker if your shares are held by a broker so that your vote with respect to the election of directors, compensation of our NEOs, and the Reincorporation is counted.

The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Abstentions and broker non-votes, however, do not technically constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained for the election of directors (Proposal No. 1), ratification of the appointment of the independent auditors (Proposal No. 2), and the approval on an advisory basis of the compensation of the NEOs, as disclosed herein (Proposal No. 3). Therefore, an abstention or broker non-vote will not have the effect of a vote for or against Proposal No. 1, Proposal No. 2 and Proposal No. 3, and will not be counted in determining the number of votes required for approval. The Reincorporation (Proposal No. 4) requires approval by a majority of the outstanding shares of common stock and, therefore, an abstention or broker non-vote will count as a vote “against” Proposal No. 4.

Can I change or revoke my vote?

You may change or revoke your proxy before the time of voting at the Meeting in any of the following ways:

●	by mailing a revised proxy to the Secretary of the Company;

●	by changing your vote on the Internet website;

●	by faxing a revised proxy card; or

●	by voting in person at the Meeting.

If you hold your shares of Common Stock in street name, you may change or revoke the voting instructions you provide to your broker, bank or nominee by following the specific directions provided to you by your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee, by attending the Meeting and voting in person.

What vote will be required to approve each proposal?

Proposal 1 provides that the five nominees with the most votes will be elected as directors of the Company. Abstentions with respect to any one or more nominees and broker non-votes will not be counted and will have no effect on the outcome of the voting for directors.

Proposal 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

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Proposal 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. The advisory vote on executive compensation is a non-binding advisory vote; however, the Compensation Committee and Board of Directors intend to consider the outcome of the vote when considering future executive compensation decisions. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

Proposal 4 requires the affirmative vote of holders of record of not less than a majority of the outstanding shares of common stock on the Record Date. Broker non-votes and abstentions will have the effect of a vote against this proposal.

Who will count the votes?

Representatives from Empire Stock Transfer, the Company’s transfer agent, or other individuals designated by the Board, will count the votes and serve as inspectors of election. Management anticipates that the inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

Is this Proxy Statement the only way proxies are being solicited for use at the Meeting?

Yes. The Company does not intend to employ any other methods of solicitation.

How are proxy materials being delivered?

The Company is pleased to take advantage of U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of a paper copy of the Proxy Statement and the Company’s 2015 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet. The Internet Notice also contains instructions on how to request a paper copy of the Company’s proxy materials, including the Proxy Statement, 2015 Annual Report on Form 10-K and a form of proxy card or voting instruction card. All stockholders who do not receive an Internet Notice will receive a paper copy of the proxy materials by mail. The Company believes this process will allow it to provide its stockholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INC OR ANY OTHER PERSON.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Composition of the Board

The Board currently consists of five directors. All directors serve a one-year term and are subject to re-election each year. The Board has nominated five individuals for election at the Meeting. All of them currently serve as directors and each has consented to being named as a nominee for election as a director and has agreed to serve if elected. Biographical information for each of the nominees follows:

Cheryl A. Larabee

Age:	61

Director Since:	2011; appointed as Chairperson of the Board in August, 2012.

Committees:	Chair of Nominating and Governance Committee; Chair of Audit Committee; Member of Compensation Committee

Principal Occupation:	Lecturer, College of Business & Economics, Boise State University

Experience and Recommendation:	Ms. Larabee previously served as the Associate Vice President for University Advancement at the College of Business and Economics at Boise State University.

Ms. Larabee had a 24-year corporate banking career focused on financial problem-solving with clients ranging from start-ups to the Fortune 500. She is the former Senior Vice President and Western U.S. Regional Manager of the Corporate Banking Division at KeyBank. Previously she managed middle market teams at U.S. Bank in Portland, Oregon, and served a national client base at Crocker Bank in San Francisco, California.

Ms. Larabee earned a B.A. in Psychology from Moorhead State University in 1975, and an MBA from Golden Gate University in 1980. She also completed the Stanford University Graduate School of Business Executive Program in 1984. Ms. Larabee is a member of the National Association of Corporate Directors and was named a NACD Board Leadership Fellow in December 2012. Because of Ms. Larabee’s background in corporate banking, financial strategies, and her senior executive leadership experience, the Board has concluded that she has the requisite experience and expertise to continue to serve as a director of the Company.

Other Directorships:	Ms. Larabee serves as a director for Norco, Inc.

Family Relationships:	None

Randall L. Hales

Age:	48

Director Since:	2010

Committees:	None

Principal Occupation:	President and Chief Executive Officer (“CEO”), ZAGG Inc

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Experience and Recommendation:	Mr. Hales brings extensive business experience in operational development, product management, retail marketing, and management to our Board. Mr. Hales’ current and past business experience includes the following:

Mr. Hales began serving as a director in October 2010. From December 2011 to August 2012, Mr. Hales served as President, Chief Operating Officer, and director of ZAGG. Beginning in August 2012, Mr. Hales served as the Company’s interim CEO as the Board conducted its search for a permanent CEO. In December 2012, Mr. Hales was appointed as CEO of the Company.

From June 2007 to December 2011, he served as CEO and a director of Mity Enterprises (Orem, Utah), a multi-million dollar manufacturer of light-weight multipurpose furniture. While at Mity Enterprises, Mr. Hales established strategic objectives to drive revenue and EBITDA growth, established product management and a disciplined approach to new product introductions, and initiated aggressive operational improvement plans.

From March 2002 to May 2007, he served as CEO and a director of Back to Basics (Bluffdale, Utah), a consumer products company. Mr. Hales managed rapid growth in annual revenues based on sales to large retail customers. While at Back to Basics, Mr. Hales’ responsibilities included the following: restructuring bank lines and borrowing base, implementing world-class distribution, establishing contract manufacturing relationships in Asia, lowering overall costs of goods sold, establishing product management and a disciplined approach to new product introductions, and negotiating license agreements with national accounts.

From April 2003 to June 2007, Mr. Hales served as a Board Advisor to WiLife, a consumer electronics firm, where he helped manage WiLife through a rapid growth phase. WiLife was later sold to Logitech.

Mr. Hales earned a B.S. in Engineering from Brigham Young University.

Our Board determined that Mr. Hales’s prior experience as the chief executive officer and a director of consumer products companies, his extensive consumer products development and marketing experience, and strong background in corporate expansion strategy qualify Mr. Hales to continue to serve as a director of the Company.

Other Directorships:	Mr. Hales serves as a director for Norco, Inc. and Development Capital.

Family Relationships:	None

E. Todd Heiner

Age:	54

Director Since:	2012

Committees:	Member of Audit Committee; Member of Nominating and Governance Committee; Member of Compensation Committee

Principal Occupation:	CEO, Express Locations LLC

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Experience and Recommendation:	Mr. Heiner has over 30 years of strategic and operational management experience in the telecommunications and wireless industries, particularly in building national wireless retail markets. Mr. Heiner founded Express Locations LLC in 2006, which is the second largest T-Mobile Premier Retail partner in the United States with more than 130 locations. Prior to founding Express Locations LLC, Mr. Heiner was Vice President of Sales for Western Wireless where his efforts to revitalize the organization resulted in record setting customer growth. Western Wireless was sold to Alltel Wireless for $6.6 billion in September 2005. At VoiceStream Wireless, he led the sales and distribution teams of over 3,500 employees and 700 company-owned retail stores covering an area of over 200 million people in the United States. VoiceStream Wireless was sold to Deutsche Telekom in June 2001 for $30.0 billion. The company was rebranded T-Mobile USA. Mr. Heiner received a B.A. in Communications from Utah State University in 1985.

The Board has concluded that Mr. Heiner should continue serving as a director based on his over 30 years of executive leadership, extensive background running divisions of premier national telecommunications and wireless companies, and as an entrepreneur.

Other Directorships:	None

Family Relationships:	None

P. Scott Stubbs

Age:	48

Director Since:	2015

Committees:	Member of Nominating and Governance Committee; Member of Audit Committee; Member of Compensation Committee

Principal Occupation:	Chief Financial Officer, Extra Space Storage, Inc.

Experience and Recommendation:	Mr. Stubbs has served as Chief Financial Officer of Extra Space Storage Inc. (“ESS”) since December 2011. He served as the Senior Vice President Finance and Accounting of ESS since its inception, and the Corporate Controller of its predecessor beginning in December 2000. Prior to joining of ESS’s predecessor, Mr. Stubbs served as Chief Financial Officer of the Lyon Company from June 2000 through December 2000. From 1995 through 2000, he served as the U.S. Controller of Critchley Inc. and from November 1992 through June 1995, he worked at Neilson, Elggren, Durkin & Co. as a consultant. Mr. Stubbs is a licensed CPA and holds a B.S. and a Masters in Accountancy from Brigham Young University.

Our Board has determined that Mr. Stubbs has the requisite experience to continue to serve as a director of the Company. As a chief financial officer of a public company and a licensed CPA, Mr. Stubbs brings particular expertise to our Board in the areas of accounting and auditing, treasury, investor relations, and financial reporting.

Other Directorships:	None

Family Relationships:	None

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Daniel R. Maurer

Age:	59

Director Since:	2012

Committees:	Chair of Compensation Committee; Member of Audit Committee; Member of Nominating and Governance Committee

Principal Occupation:	Board Member

Experience and Recommendation:	Mr. Maurer has extensive global consumer retail sales and marketing experience with over 20 years in executive management at Procter & Gamble (“P&G”), including 15 years internationally. As General Manager of Global Customer Development at P&G’s headquarters, he was tasked with building an effective marketing strategy to achieve a competitive advantage with P&G’s largest global customers including Wal-Mart, Costco, Ahold, Tessco, and Carrefour, who collectively represented over $360.0 billion in annual sales. Subsequent to his tenure at P&G, Mr. Maurer was Vice President of Strategy for Global Sales and US Business at Campbell’s Soup. From 2006 until his retirement in August 2014, he was a member of the senior management team at Intuit, Inc. At Intuit, he oversaw the Small Business Solutions Group (including QuickBooks payroll, DemandForce, and QuickBase), and previously led the TurboTax®, Mint, and Quicken brands. He has previous experience serving on the board of Iomega Corporation which was acquired by EMC Corporation in 2008. Mr. Maurer received a B.S. in Marketing and Finance from the University of Wisconsin in 1978.

Our Board has determined that Mr. Maurer has the requisite experience to continue to serve as a director of the Company. Mr. Maurer brings to our Board a strong background in marketing and building brands for global consumer retail and technology products and provides us with additional expertise and understanding of the international consumer marketplace.

Other Directorships:	Mr. Maurer serves as a director of CNO Financial Group, Inc. and Checkpoint Systems, Inc.

Family Relationships:	None.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE FIVE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders, and until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS

In addition to Randall L. Hales, President, CEO and Director, whose biographical information is set forth above, the following individuals currently serve as NEOs of the Company.

Bradley J. Holiday, 62, is the Chief Financial Officer (“CFO”) of the Company with responsibility for the common support areas of finance, treasury, investor relations, and information technology. Mr. Holiday became our CFO in June 2015, at which time he resigned as a director of the Company, a position he occupied since 2012. Prior to becoming CFO of the Company, Mr. Holiday served as Executive Vice President and CFO of Callaway Golf, Inc. (“Callaway”) from September 2003 through June 2015 and as Vice President and CFO of Callaway beginning in August 2000. Before joining Callaway, Mr. Holiday served as Vice President-Finance for Gateway, Inc. Prior to joining Gateway, Inc., Mr. Holiday was employed with Nike, Inc. in various capacities beginning in April 1993, including CFO-Golf Company, where he directed all global initiatives and strategic planning for Nike, Inc.’s golf business. Prior to joining Nike, Inc., Mr. Holiday served in various financial positions with Pizza Hut, Inc. and General Mills, Inc. Mr. Holiday has an M.B.A. in Finance from the University of St. Thomas and a B.S. in Accounting from Iowa State University.

Steve Tarr, 59, is the Chief Operating Officer (“COO”) of the Company with responsibility for global operations and supply chain. Prior to joining the Company in October 2014, Mr. Tarr served as Infrastructure Solutions Director for Europe and North America at Stanley Black & Decker, from 2012 to 2014, where his responsibilities included operations, engineering, sales, marketing, distribution and supply chain. From 2006 to 2012, Mr. Tarr served as division president and on the board of directors of Prestolite Electric, where he oversaw sales, manufacturing, purchasing, distribution, new product development, product and process quality, customer service and strategic market development in Europe, Asia, and Africa from the Company’s London office. Mr. Tarr earned a bachelor’s degree from the University of Northern Iowa in 1979.

CORPORATE GOVERNANCE

Director Independence

The Board reviews the independence of our directors on the basis of standards adopted by the NASDAQ Stock Market (“NASDAQ”). As a part of this review, the Board considers transactions and relationships between the Company, on the one hand, and each director, members of the director’s immediate family, and other entities with which the director is affiliated, on the other hand. The purpose of such a review is to determine which, if any, of such transactions or relationships were inconsistent with a determination that the director is independent under NASDAQ rules. As a result of this review, the Board has determined that each of our directors other than Mr. Hales (our CEO and President) is an “independent director” within the meaning of applicable NASDAQ listing standards.

Corporate Governance Guidelines and Code of Ethics

The Board has adopted Corporate Governance Guidelines, which can be accessed at the Company’s corporate website, at http://investors.zagg.com/. Our Corporate Governance Guidelines are intended to supplement the Company’s bylaws and Board committee charters. The Nominating and Governance Committee reviews the Company’s Corporate Governance Guidelines at least annually, and then, as it deems appropriate, recommends amendments to the Board.

The Board has also adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that is applicable to our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer or controller), and employees. The Code of Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” under applicable securities rules.

Leadership Structure

The positions of Chairman of the Board and CEO are held by separate persons. Mr. Hales, the CEO, serves on the Board. His main focus, however, is to provide leadership to the Company in accomplishing the directives established by the Board. In that role, he is responsible for the general administration, oversight, care and management of the business of the Company and its subsidiaries, as well as full authority over all officers, managers and employees.

Ms. Larabee, the Chairperson of the Board, is considered the lead independent director, and her role, along with the Board, is to provide independent oversight of the CEO, to direct the business and affairs of the Company for the benefit of its stockholders, and to balance the interests of the Company’s diverse constituencies including stockholders, customers, and employees.

Meetings of the Board are chaired by Ms. Larabee, as the Chairperson. Ms. Larabee also sets the agenda for such meetings. The independent directors may also meet from time to time without the presence of Mr. Hales as they determine appropriate.

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Policy Relating to Short-term and Speculative Transactions in the Company’s Stock

The Board has adopted a policy (the “Policy”) relating to short-term or speculative transactions in the Company’s securities by directors, officers, and other employees.  Specifically, the policy states that such individuals are prohibited from engaging in short-term or speculative transactions involving the Company’s securities, such as publicly traded options, short sales, puts and calls, hedging transactions and holding the Company’s securities in a margin account.

As of the date of this Proxy Statement, all of members of the Board and the Company’s officers were in compliance with the Policy.

Short-Term or Speculative Transactions Policy

The Board believes that it is inappropriate for directors, officers or other employees of the Company or its subsidiaries to hedge or monetize transactions to lock in the value of holdings in the securities of the Company. Such transactions, while allowing the holder to own the Company’s securities without the full risks and rewards of ownership, potentially separate the holder’s interests from those of the Company’s shareholders generally. The objective of this policy is, therefore, to prohibit those subject to it from directly or indirectly engaging in hedging against future declines in the market value of any securities of the Company through the purchase of financial instruments designed to offset such risk.

No director, officer or other employee of the Company or its subsidiaries may, at any time, directly or indirectly, engage in any kind of hedging transaction that could reduce or limit such person’s holdings, ownership or interest in or to any common shares or other securities of the Company, including without limitation outstanding stock options, deferred share units, restricted share units, or other compensation awards, the value of which are derived from, referenced to or based on the value or market price of securities of the Company. Prohibited transactions include the purchase by a director, officer or other employee of financial instruments, including, without limitation, prepaid variable forward contracts, instruments for short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities of the Company.

Any person who violates this policy will be subject to disciplinary action which may include, but is not limited to, termination of employment or restrictions on future participation in the Company’s equity incentive plans.

Additionally, any executive officer or director shall seek approval of the Board prior to any pledge of the Company’s securities, such approval to be included in the minutes of the meetings or consent resolution of the Board; provided, that only a pledge or loan of the Company’s stock that does not involve a prepaid variable forward or similar transaction will be considered.

Risk Oversight

Our Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Board and the Audit Committee monitor the Company’s credit risk, liquidity risk, regulatory risk, operational risk, and enterprise risk by regular reviews with management, internal and external auditors, and other advisors. In its periodic meetings with the Company’s independent registered public accounting firms, the Audit Committee includes management in its review of accounting and financial controls, and assessment of business risks. The Board and the Nominating and Governance Committee monitor the Company’s governance and succession risk by regular review with management and outside advisors. The Board and the Compensation Committee monitor CEO succession and the Company’s compensation policies and related risks by regular reviews with management and outside advisors.

MEETINGS AND COMMITTEES OF THE BOARD

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. For the fiscal year ended December 31, 2015, there were four meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served that were held while he or she was a director.

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Directors are encouraged to attend in person each Annual Meeting of Shareholders. Two of our directors attended the annual meeting of stockholders in 2015.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. Each committee acts pursuant to a written charter adopted by the Board. Each committee’s charter is available on our corporate website at http://investors.zagg.com/. All of the committees are comprised solely of non-employee, independent directors as defined by NASDAQ market listing standards.

The table below shows membership for each of the standing Board committees as of December 31, 2015.

Audit	Compensation	Nominating and Governance
Cheryl Larabee (Chair)	Daniel Maurer (Chair)	Cheryl Larabee (Chair)
Todd Heiner	Cheryl Larabee	Todd Heiner
Daniel Maurer	Todd Heiner	Daniel Maurer
Scott Stubbs	Scott Stubbs	Scott Stubbs

Audit Committee

The Audit Committee currently consists of Cheryl Larabee, Todd Heiner, Daniel Maurer, and Scott Stubbs, with Cheryl Larabee acting as Chairperson. The Board has determined that Cheryl Larabee and Scott Stubbs are “audit committee financial experts” within the meaning established by the SEC. As is more fully described in its charter, the primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibility by reviewing and appraising: the integrity of the Company’s financial statements; the accounting, auditing and financial reporting processes of the Company; the management of business and financial risk and the internal controls environment; the Company’s compliance with legal and regulatory requirements and ethics programs as established by management and the Board, which shall be in conjunction with any recommendations by the Nominating and Governance Committee with respect to the corporate governance standards; the reports resulting from the performance of audits by the independent auditor and the internal audit team; the qualifications, independence and performance of the Company’s independent auditors; and the performance of the Company’s internal audit team. The Audit Committee also has responsibility for reviewing and making recommendations to the Company’s independent directors regarding transactions between the Company and any related person and any other potential conflicts of interest of Board members and the Company’s NEOs.

Additional information regarding the Audit Committee’s processes and procedures is addressed below under the heading “Audit Committee Disclosure.” The Report of the Audit Committee is set forth later in this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Daniel Maurer, Cheryl Larabee, Todd Heiner, and Scott Stubbs, with Daniel Maurer acting as Chairperson. As is more fully described in its charter, the primary responsibilities of the Compensation Committee are to: approve an overall compensation philosophy for the Company’s NEOs in light of the Company’s goals and objectives; select performance metrics aligned with the Company’s business strategy; review and approve the Company’s executive cash and equity-based compensation plans; review and approve any benefit plans, retirement and deferred compensation or other perquisites offered to the NEOs and other eligible employees; review the Company’s compensation practices so that they do not encourage imprudent risk taking; review and make recommendations to the Board regarding compensation for service on the Board and Board committees; and develop and recommend to the Board for approval an executive officer succession plan.

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Nominating and Governance Committee

The Nominating and Governance Committee consists of Cheryl Larabee, Todd Heiner, Daniel Maurer, and Scott Stubbs, with Cheryl Larabee acting as Chairperson. As is more fully described in its charter, the primary responsibilities of the Nominating and Governance Committee are to: review and recommend individuals to the Board for nomination as members of the Board and its committees; develop and review the Company’s Corporate Governance Guidelines; monitor compliance with the Code of Ethics; review and recommend approval of corporate governance policies and practices; review the Committee’s new director orientation program and continuing director education programs; oversee the process developed by the Board for an annual performance evaluation of the Board and its committees and the conduct of such evaluation.

Nomination Process

The policy of the Nominating and Governance Committee is to consider stockholder recommendations for candidates to serve as directors of the Company properly submitted in accordance with our bylaws. In evaluating those recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board and to address the membership criteria described below. Any stockholder wishing to recommend a candidate for consideration by the Nominating and Governance Committee should submit a recommendation in writing indicating the candidate’s qualifications and other relevant biographical information (including without limitation, name, age, business and residence address, principal occupation, class and number of shares of the Company held by the candidate) and provide confirmation of the candidate’s consent to serve as a director. This information should be addressed to the Nominating and Governance Committee c/o Secretary at the following address:

ZAGG Inc

910 W. Legacy Center Drive, Suite 500

Midvale, Utah 84047

As contemplated by the Company’s Corporate Governance Guidelines, the Nominating and Governance Committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, at least annually. The criteria considered by the Nominating and Governance Committee in evaluating director nominees include, without limitation, the following: a candidate must demonstrate integrity, accountability, informed judgment, financial literacy, creativity, and vision; a candidate must be prepared to represent the best interests of all of the Company’s stockholders, not just those of a particular constituency; a candidate must have a record of professional accomplishment in his or her chosen field; and a candidate must be prepared and able to participate fully in Board activities, including membership on Board committees. The criteria are not exhaustive and the Nominating and Governance Committee may consider other qualifications and attributes that it believes are appropriate in evaluating the ability of an individual to serve as a director. Additionally, different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Governance Committee’s perceptions about future issues and needs.

The Nominating and Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through various means, including current directors, stockholder recommendations or other referrals. Candidates are evaluated at meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Board since the Company last provided this disclosure.

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Compensation Committee Interlocks and Insider Participation

Dan Maurer, Cheryl Larabee, Todd Heiner and Scott Stubbs served on the Compensation Committee in 2015. None of the directors who served on the Compensation Committee in 2015 has ever served as one of the Company’s officers or employees or is or was a participant in fiscal 2015 in a related person transaction with the Company. None of our NEOs serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving on our Compensation Committee or as a member of our Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The compensation discussion and analysis describes the material components of the 2015 executive program, including the compensation objectives, principles, practices, and decisions as they relate to our NEOs, and outlines the 2015 compensation paid to those executives who served as our NEOs during the fiscal year ended December 31, 2015. Those individuals were as follows:

Name	Fiscal Year 2015 Title
Randall L. Hales	President and Chief Executive Officer
Bradley J. Holiday	Chief Financial Officer[1]
Brandon T. O’Brien	Chief Financial Officer[2]
Steve Tarr	Chief Operating Officer

(1)	Mr. Holiday was appointed CFO on June 11, 2015.

(2)	Mr. O’Brien resigned as CFO on June 11, 2015.

These executives represent our NEOs for the fiscal year ended December 31, 2015.

Executive Summary

Executive Compensation Philosophy

We believe that the compensation paid to our NEOs should closely align their interests with the interests of our stockholders. Therefore, our Compensation Committee designs our executive compensation programs with the goal of attracting, retaining and motivating talented executives, with the intention of attaining key financial and strategic performance metrics. This is accomplished by linking a portion of executive compensation to the achievement of measurable corporate performance goals, thereby aligning the incentives of our executives with the creation of value for our stockholders. We compete with public and private companies within our region, across the country, and globally for executive talent. As a result, the Compensation Committee generally targets overall compensation for executives to be competitive in our industry and globally. Variations to this targeted compensation may occur depending on the experience level of the individual and other factors, such as the demand for executives with certain skills and experience, and the costs associated with recruiting qualified executives from other established companies.

Results of Last Year’s Stockholder’s “Say-on-Pay” Vote

At the Company’s Annual Meeting of Stockholders, held on June 11, 2015, the Company adjourned the meeting to June 25, 2015 without concluding voting on Proposals 1 (election of directors) and 3 (advisory vote on the compensation of ZAGG NEOs) to allow stockholders time to review the supplemental information to the Company’s 2015 Proxy Statement related to these proposals that was filed with the SEC on June 9, 2015. Between June 9, 2015 and June 25, 2015 the Company conducted a thorough outreach to the Company’s top 25 stockholders to inform them that additional information had been made available in a Current Report on Form 8-K furnished to the SEC providing further details on the Company’s approach to executive compensation. This included the ranges for the performance metric targets, which had been omitted from the original proxy statement filed on April 28, 2015, and a more robust discussion around the Company’s approach to compensation. The voting on Proposals 1 and 3 was completed on June 25, 2015, with all of the director nominees elected to the Company’s Board of Directors, and approximately 93% of the shares present at the meeting voting to approve the compensation of the Company’s NEOs in 2014.

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2015 Shareholder Engagement

Through direct engagement with investors, the Company collected feedback and comments on behalf of the Compensation Committee on the Company’s executive compensation practices. In response to concerns that the short and long-term incentive programs utilized a one-year vesting period, the Compensation Committee retained Aon Hewitt to help us evaluate performance metrics, establish forward-looking multi-year performance metric goals, and establish a proxy peer group for relative performance measurement. As a result, the Compensation Committee revised the 2016 long-term incentive program to introduce a three year vesting period for long-term incentive RSUs, made adjustments to the long-term performance metrics, and fully evaluated the peer group. As a result of the peer group evaluation, the group size was expanded from 12 to 14 companies, with companies deemed unsuitable eliminated and more appropriate peers added to the group.

The stockholders of the Company will again have the opportunity to cast an advisory vote on executive compensation at the Meeting. The Compensation Committee will continue to closely monitor the executive compensation program to ensure it aligns the interests of our executive officers with the interests of our stockholders and address material concerns raised by stockholders. The Company intends to continue to conduct outreach to its stockholders to collect their feedback and input on the Company’s executive compensation via email, phone or conference calls, and one-on-one meetings, and to determine if there are additional areas of disclosure or compensation practices they would like to see improved.

2015 Business Highlights

ZAGG is a global leader in accessories and technologies that empower mobile lifestyles. Widely acclaimed for product innovation, the Company has a diverse, award-winning portfolio, which was recently enhanced with the acquisition of mophie inc. (“mophie”) in the first quarter of 2016. The Company’s products are sold under the ZAGG®, mophie®, InvisibleShield®, and iFrogz® brands and can be found at leading retailers worldwide. ZAGG has operations in the United States, Ireland, Netherlands, and China. For more information, please visit the Company’s websites at www.zagg.com and www.mophie.com.

The Company achieved record net sales with year-over-year growth in a period without a major new mobile device product launch that featured a change in form factor. The growth was driven by momentum with screen protection products and expansion in both the domestic and international markets, particularly with wireless retailers. The Company opened 90 new accounts in 2015, 31 in the domestic market and 59 new international customers. As a result, screen protection gained significant market share, with domestic dollar market share exceeding 50% by year end, five times our nearest competitor. The changes in phone contract terms by certain wireless carriers has also benefited screen protection sales – now that more consumers own their phones, they have a vested interest in protecting the device and keeping them in great condition in order to sell them back to the carriers for future upgrade. The 2015 financial results show significant improvements in year-over-year profitability as a result of improvement in operational efficiency and cost savings, along with the benefit of product mix skewed to our highest gross margin product category. The following table shows financial highlights for 2015:

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The graphs below present a detailed comparison of ZAGG’s cumulative five and two-year total stockholder return (“TSR”) versus our proxy peer group and the Russell 3000 Index. ZAGG stock achieved a one-year TSR of 59% in 2015.

Compensation Actions Taken

In response to stockholders input and as part of our continued effort to align our pay practices with stockholder interests, the Compensation Committee pursued the following enhancements for 2015:

●	Reassessment and refinement of our peer group with the assistance of Aon Hewitt;

●	Revision of the short-term performance metrics to better align the NEOs’ compensation with key short-term processes and projects within the Company;

●	Improvement of the selection of long-term performance metrics to better link executive compensation to long-term performance;

●	Introduction of a three year vesting period for long-term incentive RSUs (for 2016 grants);

●	Reduction in time-based equity grants under the Long-Term Plan in favor of more performance-based awards; and

●	Refinement of the CD&A to improve the overall transparency of our compensation policies and ensure better communication with our stockholders

Executive Compensation Procedures

To achieve the Company’s executive compensation objectives and implement the underlying compensation principles, the Company followed the guidelines described below for fiscal 2015.

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Role of Stockholder Engagement

We believe in engaging with, and listening to, our key stockholders. Beginning in 2014 we became more proactive in reaching out to our top 25 stockholders to obtain their feedback regarding our executive compensation programs, disclosure practices, and corporate governance in order to gain a better understanding of what practices they value. To date, our stockholder engagement team has consisted of our Director of Investor Relations and the Chairman of our Compensation Committee.

Stockholder feedback has influenced certain changes to our executive compensation program, including the introduction of performance-based RSU awards for our NEOs, a multi-year vesting timeframe for long-term incentives, the implementation of an executive compensation recovery, or “clawback,” policy, and the establishment of stock ownership guidelines for our executive officers and non-employee directors.

Role of the Compensation Committee

The Compensation Committee has responsibility for establishing and monitoring the Company’s executive compensation programs and for making decisions regarding the compensation of the NEOs.

The Compensation Committee performs the following tasks on an annual basis:

●	studies market data and trends regarding executive compensation;

●	seeks advice at least biannually, from compensation consultants regarding best practices;

●	monitors policies published by certain proxy advisory firms, including ISS and Glass Lewis;

●	evaluates the economic, strategic and organizational challenges facing our Company; and

●	establishes base salaries, and determines short-term and long-term pay-for-performance compensation for the NEOs.

The Compensation Committee finalizes the executive compensation decisions after reviewing the performance of the Company and evaluating the NEOs’ performance against established goals, leadership ability, Company responsibilities, and current compensation arrangements. The Compensation Committee also monitors, administers and approves awards under the Company’s various pay-for-performance compensation plans for all levels within the Company, including awards under the Company’s 2013 Equity Incentive Award Plan.

Role of Our Chief Executive Officer and Other Senior Executive Officers

Our CEO, Mr. Randy Hales, also serves on our Board of Directors. By serving multiple roles, Mr. Hales is uniquely positioned to serve as a resource to the Board of Directors and the Compensation Committee in many of its compensation decisions, and in their evaluation of the issues, opportunities, and challenges facing the Company and industry. This support may help inform the identification of key performance metrics and indicators that may be used in setting performance-based compensation. In his role as our CEO, Mr. Hales is also close enough to the Company’s day-to-day operations to be able to identify key contributors and top performers within the Company, to ensure that their compensation accurately reflects their responsibilities, performance, future expectations, and experience levels. While Mr. Hales recuses himself from any Board discussions that involve his own compensation, his recommendations and feedback, along with the feedback and recommendations of our other senior executive officers, are often taken into consideration by the Board and the Compensation Committee when setting compensation levels.

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Role of Consultants

From time to time, the Compensation Committee may engage consultants to perform compensation studies related to current executive and Board compensation, including a review of cash and stock-based compensation to executives and the Board. The Compensation Committee has sole authority over consultants, who work exclusively for the Board of Directors, and do not provide additional services to management or the executive team. The Compensation Committee has sole authority to hire and fire any such consultants.

As noted, in fiscal 2015 the Company retained Aon Hewitt, a nationally recognized executive compensation and corporate governance consulting firm, to provide input and guidance on our compensation peer group, with the goal of broadening the group by selecting the most appropriate companies from our Global Industry Classification Standard (“GICS”) code that are considered similar to the Company. Aon Hewitt also aided the Compensation Committee in evaluating alternative performance metrics and establishing multi-year performance goals.

Employment and Severance Agreements

Messrs. Hales, Holiday, and Tarr have employment agreements with the Company, which are discussed below. Each of the employment agreements includes an employee severance component, though none of the severance agreements provides for separation benefits that exceed the employee’s annual compensation. Mr. Hales and Mr. Holiday also have a severance agreement related specifically to a change of control of the Company, which is also discussed below. Executive employment agreements include a compensation addendum with parameters established each fiscal year by the Compensation Committee.

Peer Group and Benchmarking

In selecting peer companies, the Compensation Committee worked with Aon Hewitt to help identify comparable companies classified as Consumer Durables and Apparel in ZAGG’s 4-digit GICS code. The target peer group consisted of U.S. companies trading on major stock exchanges with under $1.0 billion in revenue, under $600 million in market capitalization with revenue growth comparable with ZAGG. In addition, the companies evaluated included current peers in groups developed by ZAGG, ISS, and Glass Lewis, as well as the extended peers identified by the selected companies themselves.

Based on these criteria, the Compensation Committee determined that the following 14 peer companies were appropriate for evaluating fiscal 2015 compensation:

Peer	Symbol	Market Capitalization at 12/31/15	Net Sales
iRobot Corporation	IRBT	$556,800,000	$909,300,000
Universal Electronics Inc.	UEIC	$562,300,000	$804,500,000
Nautilus, Inc.	NLS	$274,400,000	$655,300,000
Culp, Inc.	CFI	$305,400,000	$365,700,000
Bassett Furniture Industries, Incorporated	BSET	$340,700,000	$346,300,000
Flexsteel Industries, Inc.	FLXS	$444,700,000	$291,700,000
Hooker Furniture Corporation	HOFT	$244,400,000	$265,400,000
CSS Industries, Inc.	CSS	$313,900,000	$258,300,000
Superior Uniform Group, Inc.	SGC	$196,200,000	$248,400,000
Skullcandy, Inc.	SKUL	$247,800,000	$202,100,000
Lifetime Brands, Inc.	LCUT	$586,000,000	$200,800,000
The Dixie Group, Inc.	DXYN	$406,600,000	$169,700,000
Rocky Brands, Inc.	RCKY	$286,200,000	$134,900,000
Joe’s Jeans, Inc.	JOEZ	$188,800,000	$15,400,000

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ZAGG Inc	ZAGG	$315,785,000	$261,600,000
75th Percentile		$435,175,000	$360,850,000
Median		$309,650,000	$261,850,000
25th Percentile		$254,450,000	$201,125,000

For fiscal 2015, we excluded Black Diamond, Summer Infant, Marine Products and Skyline from our previously selected peer group as we determined that they were no longer appropriate. The factors that led to this decision included the following: (1) no performance-based incentive compensation, (2) high insider ownership, and/or (3) the recent departure of a founder CEO.

Compensation Objectives and Principles

The overall objective of the Company’s executive compensation programs is to closely align the interests of our executives with the Company’s stockholders. As a result, our Compensation Committee oversees our executive compensation programs with the goal of attracting, retaining, and motivating talented executives and linking a portion of executive compensation to the achievement of measurable corporate performance goals to align executive incentive compensation with the creation of value for our stockholders.

Below is a summary of the executive compensation practices we have implemented to help drive executive performance, as well as practices we have chosen not to implement because we believe such practices do not support our stockholders’ long-term interests:

Practices Implemented

✓	Emphasize Pay-for-Performance – All of our NEOs participate in a performance-based equity incentive bonus plan, which compensates executives for the Company’s achievement of financial metrics. The NEOs also participate in a performance-based cash incentive bonus, which compensates executives for the achievement of operational, strategic, and functional team goals. This practice aligns our executive incentives with the financial performance of our Company and the creation of stockholder value.	✓	Offer Both Equity and Cash Incentives – The pay-for-performance compensation packages offered to our executives consist of a combination of base salary, performance-based equity awards, and performance-based cash incentives, which we believe incentivizes our executive officers to achieve performance results that deliver both short-term and long-term stockholder value.

✓	Utilize Double-Trigger Change-in-Control Provisions – The equity awards granted to our CEO and CFO that provide for accelerated vesting in the event of a change-in-control have a “double-trigger,” instead of a “single trigger.”	✓	Clawback Policy – Effective in 2015, the Company instituted an Incentive Clawback Policy under which the Compensation Committee has the right, subject to applicable state and federal law, to require any executive to repay performance-based compensation paid if there is a material financial restatement of results for any prior fiscal year, which results in overpayment of performance-based incentives for the applicable fiscal year.

✓	Equity Ownership Guidelines – All of our NEOs are required to, by the later of November 14, 2018 (the date five years from the guidelines’ implementation date) or within five (5) years from the date of the executive’s hire or promotion, own shares of our common stock having an aggregate value at least equal to: (i) five times the base salary for our CEO and (ii) two times the base salary for all other executive officers. In addition, in the same timeframe, members of the Board of Directors are required to own shares of our common stock having an aggregate value at least equal two times the cash portion of the annual Board compensation.	✓	Engage an Independent Compensation Consultant – The Compensation Committee has retained a nationally recognized compensation consulting firm to serve as its independent compensation consultant. The compensation consultant reports directly to the Compensation Committee and provides the Committee with useful competitive market data, information and guidance needed to make educated compensation decisions.

✓	Annual “Say-on-Pay” Vote – We conduct our “say-on-pay” vote on an annual basis to allow our stockholders to provide us with their direct input on our compensation philosophies, policies and practices as disclosed in our proxy statement.

Practices Not Implemented

✗	No Re-pricing Stock Options – We do not re-price our stock options and would not do so without stockholder approval.	✗	No Excise Tax Gross-Ups – We do not provide our executive officers with excise tax gross-ups.

✗	No Resetting of Performance Targets – We did not reset or amend any of the performance goals or targets used to set executive compensation programs in a fiscal year.	✗	No Dividend Equivalents – We do not provide dividend equivalents on unvested equity awards

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Elements of Executive Compensation

The Company’s executive compensation is comprised of the three elements described below:

Element	Form of Compensation	Objectives
Base salary	Fixed cash payment	Compensation levels are designed to be competitive with our peers in order to attract and retain talented executives.

Factors considered include experience, scope and importance of job responsibilities, the relative ease or difficulty of replacing the individual with a well-qualified person, compensation history, peer group data and compensation ranges, and individual and company performance.

Evaluated on an annual basis and adjusted where deemed appropriate.

Pay-for-performance short-term cash bonus	Variable cash payment linked to achievement against predetermined short-term performance objectives	Designed to motivate and reward executives for the achievement of key pre-established operational, strategic, and functional team goals.

Factors considered in determining target award levels is similar to those for base salary. Actual payouts are based on actual results compared to established performance goals.

Set as a percentage of base salary, evaluated on an annual basis, and adjusted where appropriate.

Pay-for Performance Long-term equity-based compensation	Variable long-term equity awards, in the form of RSUs linked to achievement against predetermined financial objectives	Designed to retain and motivate executives while aligning their interests with those of our stockholders by linking a percentage of their compensation with the creation of long-term value for our stockholders.

Although the 2013 Equity Incentive Award Plan allows a variety of awards to be granted, the Company’s current practice is to only grant RSUs. However, the amounts and types of equity incentive awards to be granted is at the discretion of our Board of Directors or Compensation Committee.

Factors considered when determining equity award amounts include the grant date fair value of RSUs, peer group data and compensation ranges, and individual as well as Company performance.

The relative mix of 2015 target compensation for NEOs is presented in the table below:

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Total Direct Compensation and Pay-for-Performance Alignment

The charts below compare the 2015 total direct compensation mix for our NEOs versus our selected peer group. The outcome is consistent with the Company’s philosophy that a greater percentage of total compensation in the form of pay-for-performance-based incentive compensation better aligns executives with stockholder value.

The Compensation Committee bases its executive compensation decisions on each NEOs’ total direct compensation opportunity. The total direct compensation opportunities of our NEOs’ are generally comprised of a mix of cash compensation, in the form of base salaries and cash incentive bonuses, and equity compensation. In recent years, this total direct compensation mix has been redesigned so that the elements of performance-based variable pay, such as our cash incentive bonus awards and equity incentive awards, have increased and now represent a more significant portion of the total direct compensation. By dedicating a large percentage of total direct compensation opportunity to performance-based variable pay elements, the Compensation Committee believes that we are able to maximize retention while also linking executive incentives with the Company’s performance.

During fiscal 2015, the Compensation Committee revised all performance metrics. Short-term performance metrics were revised to better align the NEOs’ compensation with key short-term processes and projects within the Company, while long-term performance metrics were revised to better link executive compensation to long-term performance. In response to stockholder feedback and to align with the pay-for-performance practices of our peer group, the Compensation Committee revised the 2016 long-term pay-for-performance program to introduce a three year vesting period for long-term incentive RSUs, made adjustments to the vesting period and performance metrics, and fully evaluated the peer group.

Total direct compensation pay granted to our CEO was comprised of 73% performance-based awards in fiscal 2015, an increase from 2014 when only 26% of the CEO’s compensation was performance-based. The following chart illustrates the breakdown of the total direct compensation pay mix paid to our CEO in fiscal 2015 versus 2014.

Base Salary

Base salary is utilized with the objective of providing a level of fixed compensation for the underlying role and responsibility associated with the executive’s position, which the Compensation Committee believes allows the Company to attract and retain qualified executives. The NEOs’ salaries are set at levels that the Compensation Committee believes are competitive based on a review of salary levels within our industry and of our compensation peer group. Salary adjustments are considered annually and influenced by the growth of the Company’s operations and overall performance, individual performance, changes in responsibility, and other factors the Compensation Committee considers relevant. None of our executives are currently party to an employment agreement that provides for automatic or scheduled increases in their base salary.

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Name	2015 Base Salary ($)	Percentage Increase Over 2014 Base Salary (%)
Randall L. Hales	$696,400	0%
Bradley J. Holiday	$300,000	N/A
Brandon T. O’Brien	$404,400	0%
Steve Tarr	$300,000	0%

Pay-for-Performance Short-term Cash Bonus

Incentive cash compensation, in the form of a performance-based cash bonus, is intended to align the NEOs’ compensation with the key short-term processes and business objectives of the Company. The Company believes that tying NEO’s bonuses to specific functional team goals, measuring those outcomes monthly, and paying quarterly bonuses results in an environment where all functional team members clearly understand what goals they are to execute against and provides accountability for expected improvements. ZAGG has 16 teams, each responsible for three to five goals, resulting in 64 goals tracked and reported monthly. In aggregate, the achievement of monthly team goals has enabled the Company to operate more efficiently, competitively, and profitably since their implementation.

During 2015, these goals were measured and paid pro-rata on a quarterly basis. The specific goals for the CFO and COO were established at the beginning of the fiscal year by each respective functional team and approved by the CEO, Compensation Committee, and Board of Directors. The CEO’s cash incentive bonus was tied to the goals of all functional teams and whether the goals were achieved. The goals were designed to improve operational processes to reduce costs, increase productivity, enhance competitive positioning, and improve financial results.

The following table provides some examples of key team goals and their impact on the company’s performance:

Functional Team	Team Goal	Goal Definition	Goal Outcome	Performance Contribution
Sales & Distribution	Sales targets	Achieve quarterly sales goal	Broaden distribution, increase product placement, and improve market share	Net sales
Sales & Distribution	Forecast accuracy	Achieve actual monthly sales consistent with the sales forecast	Reduce inventory risk, improve gross margin, and increase sales	Net sales and gross margin
Operations	Cost savings targets	Identify, direct, track, and report on global cost savings initiatives	Reduce costs and improve margins	Gross margin and SG&A
Operations	Supply chain improvements	Renegotiate supplier contracts and terms; implement scorecards	Reduce inventory risk, reduce costs, and improve cash flow	Gross margin, SG&A, and working capital
Product Management	Revenue from new products	New products account for 50% of total fiscal year 2015 net sales	Increase sales; maintain average sales price and gross margins	Net sales and gross margin
Product Management	Competitive product line analyses	Monthly product line competitive review using both NDP sell-through data and store visits	Maintain competitive advantages and market share	Net sales
Ecommerce	Sales targets	Achieve monthly sales goal through development of digital assets, ensuring accurate content, and ongoing customer experience upgrades	Increase online sales and improve customer experience	Net sales
Channel Marketing	Develop and execute marketing and promotional calendar	Monthly retail visits to monitor and report activities and promotions	Drive attach rates at point of sale, improve customer experience in-store, and support brand awareness	Net sales
Finance and Accounting	Financial close and reporting deadlines	Specific monthly, quarterly, and annual close and reporting deadlines, including financial statement analysis	Improve business visibility and operational efficiencies	Resource allocation decisions and overall financial statements

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The annual performance-based incentive cash bonus amounts were paid on a quarterly basis following the quarter in which the bonus was earned, as is detailed in the table below.

Name	Minimum Threshold ($)	Target Bonus ($)	Maximum Threshold ($)	Actual Bonus Earned ($)	Total Target Achieved (%)
Randall L. Hales	$--	$208,000	$208,000	$199,929	96%

Bradley J. Holiday*	$--	$45,000	$45,000	$43,714	97%

Brandon T. O’Brien**	$--	$30,000	$30,000	$30,000	100%

Steve Tarr	$--	$90,000	$90,000	$88,848	99%

* Represents the bonus for the third and fourth quarters only

** Represents the bonus for the first quarter only

Pay-for-Performance Long-term Equity-based Compensation

RSUs have been granted to the NEOs annually since 2012. The Compensation Committee generally grants these awards at its first meeting of each year. The grants are designed to align the NEOs’ interests with those of our stockholders, to serve as a retention tool, and to provide an ownership stake in the Company. To further enhance the link between executive officers’ and stockholders’ interests, in 2014, the Company began the practice of granting performance-based RSUs to the NEOs and reducing RSU grants that vest based on the passage of time.

The underlying purpose of the Company’s annual RSU awards is to reward the NEOs with an award that is tied to the Company’s actual performance. Based on outreach to stockholders and the review of best practices as defined by the leading proxy solicitation firms, the Compensation Committee revised the executive compensation programs in 2015 to more closely reflect competitive and market practices, and to better link executive compensation to long-term performance. As a result, in 2015, the Compensation Committee significantly reduced time-based RSUs granted to NEOs, and granted only performance-based RSUs. The achievement of the 2015 RSU award for the NEOs is tied to the Company reaching financial metrics approved by the Compensation Committee. The Compensation Committee believes that net revenue, Adjusted EBITDA (as calculated and historically reported in quarterly press releases), and earnings per share are key measures of the financial health of the Company, and reflect the Company’s development of stockholder value. As a result, the Compensation Committee selected these three financial metrics as the performance criteria that drove vesting of the RSUs for fiscal year 2015.

For grants made in 2016, the Compensation Committee granted RSUs with a three-year vesting period based on 2016 performance.

The table below describes the performance criteria applicable to the 2015 long-term pay-for performance compensation element:

2015	Weight (%)	Minimum Threshold ($)		Target ($)		Maximum Threshold ($)		Actual ($)		Percent of Goal Achieved	Actual Growth YOY (%)
Net Sales	50%	$260.0	M	$270.0	M	$310.5	M	$269.3	M	99.7%	3%
Adjusted EBITDA	25%	$38.0	M	$41.0	M	$47.2	M	$42.2	M	102.9%	49%
Earnings per Share	25%	$0.43		$0.51		$0.56		$0.54		105.9%	59%

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The actual amount earned is based on the difference between the actual 2015 results compared to the target amount noted in the table above. For every 1.0% increase or decrease relative to the target, each NEO’s target number of RSUs is increased or decreased by 1.5%. However, if the actual results were to drop below the minimum threshold for any of the metrics, no payout related to that specific metric would be earned. If the actual results were greater than the maximum threshold, the maximum amount paid would be limited to calculation based on the maximum threshold.

Based on the Company’s 2015 operating results, the NEOs earned performance-based RSUs as detailed below. Common Stock was delivered during the first quarter of 2016 related to these vested awards.

Name	Target RSUs (#)	Impact of Net Sales Target Achieved on Target RSUs (#)	Impact of Adjusted EBITDA Target Achieved on Target RSUs (#)		Impact of Earnings Per Share Target Achieved on Target RSUs (#)		Actual RSUs Earned (#)		Actual RSUs Earned as a Percent of Target (%)
Randall L. Hales	101,075	(193)	1,128		2,229		104,239		103%

Bradley J. Holiday	12,250	(23)	137		270		12,634		103%

Brandon T. O’Brien*	15,361	*		*		*		*	*

Steve Tarr	34,562	(66)	386		762		35,644		103%

* Mr. O’Brien left the Company prior to vesting, thus these RSUs were forfeited.

In granting RSUs to the NEOs, the Compensation Committee considers the impact of the grant on the Company’s financial performance, as determined in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). For long-term awards, the Company records expense in accordance with ASC Topic 718.

CEO Pay-for-Performance Restricted Stock Unit Award

In February 2015 for the 2015 fiscal year, the Compensation Committee approved a 2015 fiscal year performance RSU award for the CEO (“2015 CEO Award”). Upon appointment of Mr. Hales to the role of CEO in December 2012, no equity award was given with the initial compensation package. As a result, the CEO’s equity ownership was below that of CEO’s of comparable companies. The Compensation Committee elected to approve a performance-based RSU award to start to bring the CEO’s equity ownership in-line with peers, while also driving improved operational performance, which is aligned with stockholder interests. The performance metrics selected by the Compensation Committee were chosen with the intent to improve gross profit margin in 2015 and also establish supply chain process that would support future growth, while also reducing costs and inventory write-offs. In the mobile accessories industry, companies are experiencing increasing margin pressure and it is important to systemically reduce costs to remain competitive.

The 2015 CEO Award vested over a period of approximately 12 months from the date of grant and the achievement of the award was tied to (1) the Company’s achievement of a gross profit margin equal to or in excess of 31.9% (the Company’s 2014 gross profit margin calculated in accordance with US generally accepted accounting principles), (2) the achievement of $7.5 million in cost-savings within cost of sales (cost savings initiatives and calculation approved by the Compensation Committee), and (3) the CEO’s continued employment. The 2015 CEO Award was equal to the RSU equivalent of approximately two times the annual salary of the CEO and vested on March 15, 2016 after each metric was achieved. Accordingly, the 212,596 shares of common stock were delivered to Mr. Hales in March 2016. In April 2016, it was determined that the aggregate RSU awards to Mr. Hales during 2015 exceeded the cap of 300,000 total awards to any one participant under the 2013 Plan by 16,835 shares. The Company and Mr. Hales mutually agreed to rescind 16,835 of the shares granted to Mr. Hales under such RSU awards, and Mr. Hales returned the shares to the Company. The effects of this rescission are reflected in this Proxy Statement.

Description	Minimum Threshold ($)	FY 2015 Results	Percentage of Minimum Threshold Achieved
Gross Profit Margin	31.9%	37.8%	118.5%

Cost Savings	$7.5 M	>$7.5 M	>100%

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Named Executive Officer Contracts and Change-in-Control Policies

Below is a table of NEOs with clauses in their employment contracts and which clauses are applicable to each executive.

Named Executive Officers	Termination for Cause	Change of Control
Randall L. Hales	✓	✓

Bradley J. Holiday	✓	✓

Brandon T. O’Brien	✓

Steve Tarr	✓

Change of Control “Double Trigger” Policy

Messrs. Hales and Holiday have entered into a change of control severance agreements (the “Change of Control Agreements”). Pursuant to the Change of Control Agreements, if the individual is subject to an involuntary termination (as defined in the Change of Control Agreements) at any time within 24 months after a change of control in the Company, then each will be entitled to receive continuing payments of severance payments equal to the sum of their base salary plus the current annual targeted bonus, less applicable withholding, for 24 months after the date of separation. Such severance payments shall be paid bi-monthly in accordance with the Company’s normal payroll practices and shall commence within 30 days after the Involuntary Termination. The vesting and exercisability of outstanding incentive awards to the executive by the Company (or of any property received in exchange for such options in a Change of Control) shall only accelerate if there is both a change in control and the employee in question is wrongfully terminated (referred to as “good reason”) within 24 months after the change in control. During the severance period of 24 months, the Company will also pay the premiums to continue the executive’s group health insurance coverage under COBRA if they are eligible for COBRA and have elected continuation coverage under applicable rules. However, the Company’s COBRA obligations shall immediately cease to the extent the executive becomes eligible for substantially equivalent health insurance coverage from a subsequent employer.

Termination for Cause Policy

If a NEO’s employment is terminated by the Company for cause, they are entitled to no compensation or benefits from the Company other than those earned through the date of their termination for cause. A termination “for cause” occurs if the NEO is terminated for any of the following reasons: (i) theft, dishonesty or falsification of any employment or Company records; (ii) improper disclosure of the Company’s confidential or proprietary information resulting in damage to the Company; (iii) any action by the executive which has a material detrimental effect on the Company’s reputation or business; (iv) the executive’s failure or inability to perform any assigned duties after written notice from the Company to them of, and a reasonable opportunity to cure, such failure or inability; (v) the executive’s conviction (including any plea of guilty or no contest) of a felony, or of any other criminal act if that act impairs their ability to perform the duties under the employment agreement or (vi) the executive’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested their cooperation.

Randall L. Hales Employment Agreement – CEO

Mr. Hales is employed as the Company’s CEO pursuant to an employment agreement (the “Hales Agreement”) with the Company dated December 15, 2014, as amended. Mr. Hales’ employment with the Company is “at will,” and either the Company or Mr. Hales may terminate his employment at any time with or without cause.

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Pursuant to the Hales Agreement, Mr. Hales carries out all customary and usual duties of the CEO of a consumer products company of similar size and operations. His annual base salary is currently $696,400. The Compensation Committee of the Board reviews Mr. Hales’ base salary and other compensation annually, and revises such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive targeted at $208,000 or such greater amount as the Compensation Committee may determine, subject to the achievement by the Company of various goals (see above Pay-for-Performance Short-term Cash Bonus section for further details surrounding the achievement of Mr. Holiday’s cash bonus). Mr. Hales also may receive annual equity compensation equal to the share equivalent of $658,000 or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s grants discussed in detail above under Pay-for-Performance Long-term Equity-based Awards.

If a Separation (as defined in the Hales Agreement) occurs because Mr. Hales’ at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, for 12 months after the date of the Separation. His current compensation shall mean the sum of his base salary plus his current annual targeted bonus amount.

Additionally, Mr. Hales and the Company entered into an Indemnity Agreement (the “Indemnity Agreement”) pursuant to which the Company agreed to provide indemnification to Mr. Hales in connection with certain claims and actions brought by third parties and in derivative actions. The Company also agreed to the extent that the Board determines it to be economically reasonable, maintain a policy of directors’ and officers’ liability insurance for Mr. Hales, on such terms and conditions as may be approved by the Board, and to advance certain expenses incurred in connection with certain claims, as defined in the Indemnity Agreement.

Bradley J. Holiday Employment Agreement – CFO

Mr. Holiday is employed as the Company’s Chief Financial Officer pursuant to an employment agreement (the “Holiday Agreement”) with the Company dated June 11, 2015. Mr. Holiday’s employment with the Company is “at will,” and either the Company or Mr. Holiday may terminate his employment at any time with or without cause.

Pursuant to the Holiday Agreement, Mr. Holiday carries out all customary and usual duties of the CFO of a consumer products company of similar size and operations. His annual base salary is currently $300,000. The Compensation Committee of the Board reviews Mr. Holiday’s base salary and other compensation annually, and revises such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive of $90,000 or such greater amount as the Compensation Committee may determine, subject to the achievement by the Company of various goals (see above Pay-for-Performance Short-term Incentive Cash Bonus section for further details surrounding the achievement of Mr. Holiday’s cash bonus). Mr. Holiday also may receive annual equity compensation equal to the share equivalent of $225,000 or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s grants discussed in detail above under Long-term Awards.

If a Separation (as defined in the Holiday Agreement) occurs because Mr. Holiday’s at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, for 12 months after the date of the Separation. His current compensation shall mean the sum of his base salary plus his current annual targeted bonus amount.

Steve Tarr Employment Agreement – COO

Mr. Tarr is employed as the Company’s COO pursuant to an employment agreement (the “Tarr Agreement”) with the Company dated December 15, 2014, as amended. Mr. Tarr’s employment with the Company is “at will,” and either the Company or Mr. Tarr may terminate his employment at any time with or without cause.

Pursuant to the Tarr Agreement, Mr. Tarr will carry out all customary and usual duties of the COO, including such other duties as may be determined from time to time by the CEO. His annual base salary is currently $300,000. The Compensation Committee of the Board reviews Mr. Tarr’s base salary and other compensation at least annually, and will revise such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive of $90,000 or such amount as the Compensation Committee may determine, subject to the achievement by the Company of various financial goals (see above Pay-for-Performance Short-term Incentive Cash Bonus section for further details surrounding the achievement of Mr. Tarr’s cash bonus). Mr. Tarr also received annual equity compensation equal to the share equivalent of $225,000 or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s grants discussed in detail above under Pay-for-Performance Long-term Equity-based Awards.

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If a Separation (as defined in the Tarr Agreement) occurs because Mr. Tarr’s at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, for a period of two to six months after the date of the Separation (two months if termination occurs in the first year of employment, three months if termination occurs in the second year of employment, and six month if termination occurs in the third year of employment or beyond). His current compensation shall mean the sum of his base salary plus his current annual targeted bonus amount.

Brandon O’Brien – Departure

On June 11, 2015, Brandon O’Brien tendered his resignation as CFO of the Company. His resignation was not the result of any disagreement with the Company on matters relating to the Company’s operations, policies, or practices. Under the terms of a Separation and Release Agreement entered into by the Company and Mr. O’Brien in connection with his departure, the Company agreed, among other things, to (a) pay Mr. O’Brien separation pay in the amount of $200,000 in twelve (12) equal semi-monthly installments of $16,666.67, less applicable withholding, commencing on the Company’s first regular payday following the effective date of the Separation Agreement, (b) deliver free and clear title to a certain vehicle owned by the Company in lieu of Mr. O’Brien’s 2015 Q2 incentive bonus, (c) make a one-time payment in the amount of $10,000 to a scholarship fund of Mr. O’Brien’s choosing within twenty (20) days of the effective date of the Separation Agreement, and (d) allow 15,206 time-based restricted stock units previously granted to Mr. O’Brien to vest on September 21, 2015 rather being forfeited upon the separation. In addition, under the Separation Agreement, if Mr. O’Brien properly and timely elected to continue the medical and dental insurance coverage for him and his family under the Company’s group medical and dental plans (collectively, “Continuation Coverage”) pursuant the COBRA, the Company paid that portion of the premium for such Continuation Coverage that equaled the portion of the premium that the Company paid for the medical and dental insurance coverage for Mr. O’Brien while he was employed by the Company, until December 31, 2015. The foregoing obligations of the Company were subject to Mr. O’Brien’s fulfillment of his promises, covenants, agreements, waivers and releases contained in the Separation Agreement, including without limitation, his obligation to provide certain consulting services to the Company through December 31, 2015.

Section 162(m) Treatment Regarding Pay-for-Performance Equity-based Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), a public company is generally denied deductions for compensation paid to certain of its NEOs to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. Certain performance-based compensation approved by the Company’s stockholders is not subject to this deduction limit. Generally, in structuring compensation for the Company’s NEOs, the Company considers whether a form of compensation will be deductible; however, other factors as discussed above may be of greater importance than preserving deductibility for a particular form of compensation.

Compensation Committee Report

The Compensation Committee has reviewed the foregoing compensation discussion and analysis and discussed with the Company’s management the information set forth herein. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the foregoing compensation discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders.

The Compensation Committee

Daniel R. Maurer, Chair

Cheryl A. Larabee

E. Todd Heiner

P. Scott Stubbs

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Compensation Risks Assessment

Management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table summarizes information for the fiscal years ended December 31, 2015, 2014 and 2013, concerning the compensation paid (salary and bonus) or granted (stock-based compensation) to our NEOs who served as executive officers during 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	RSUs ($)(1)	All Other Compensation ($)		Total ($)
Randall L. Hales	2015	$696,400	$353,570	$1,932,402	$21,907	(2)	$3,004,279
Chief Executive Officer,	2014	$696,400	--	$677,026	$20,704	(3)	$1,394,130
President, & Director	2013	$695,633	$27,200	$658,001	$24,160	(4)	$1,404,994

Brandon T. O’Brien (5)	2015	$402,200	$180,481	$145,826	$42,724	(6)	$771,231
Chief Financial Officer	2014	$404,400	--	$205,777	$20,704	(7)	$630,881
	2013	$400,183	$19,200	$376,550	$24,160	(8)	$820,093

Bradley J. Holiday (9)
Chief Financial Officer	2015	$128,461	$21,964	$104,003	$--		$254,428

Steve Tarr (10)	2015	$300,000	$133,313	$224,999	$22,836	(11)	$681,148
Chief Operating Officer	2014	$62,500	--	$37,501	$3,284	(12)	$103,285

(1)	This column shows the full grant date fair market value of the restricted stock awards as computed under ASC Topic 718 and the expense attributable to restricted stock awards and options granted to be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal years ended December 31, 2015, 2014, and 2013, which are included in the Company’s Annual Reports on Form 10-K filed with the SEC.

(2)	All other compensation for Mr. Hales for 2015 consisted of: $11,907 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(3)	All other compensation for Mr. Hales for 2014 consisted of: $10,704 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(4)	All other compensation for Mr. Hales for 2013 consisted of: $14,160 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

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(5)	Mr. O’Brien resigned as the CFO on June 11, 2015.

(6)	All other compensation for Mr. O’Brien for 2015 consisted of: $11,907 in employer-paid health insurance premiums, $10,000 in matching 401(k) contributions, and $20,817 in a vehicle.

(7)	All other compensation for Mr. O’Brien for 2014 consisted of: $10,704 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(8)	All other compensation for Mr. O’Brien for 2013 consisted of: $14,160 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(9)	Mr. Holiday was hired as the CFO on June 11, 2015.

(10)	Mr. Tarr was hired as COO on October 1, 2014.

(11)	All other compensation for Mr. Tarr for 2015 consisted of: $12,836 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(12)	All other compensation for Mr. Tarr for 2014 consisted of: $1,784 in employer-paid health insurance premiums and $1,500 in matching 401(k) contributions.

Grants of Plan-based Awards

The following table summarizes plan-based compensation granted to the NEOs during the fiscal year ended December 31, 2015 under the Company’s 2013 Equity Incentive Award Plan

Name	Grant Date	RSUs: Performance-based Vesting (#)		Minimum Threshold RSUs (#)	Target RSUs (#)	Maximum ThresholdRSUs (#)	Actual RSUs Earned (#)		Grant Date Fair Value of RSUs (3)
Randall L. Hales	February 20, 2015	212,596	(1)	212,596	212,596	212,596	195,761	(1)	$1,274,404
	February 20, 2015	101,075	(2)	--	101,075	123,901	104,239		$657,998

Brandon T. O’Brien	February 20, 2015	15,361	(2)	--	15,361	18,830	--	(4)	$145,826

Bradley J. Holiday	July 13, 2015	12,250	(2)	--	12,250	15,016	12,634		$104,003

Steve Tarr	February 20, 2015	34,562	(2)	---	34,562	42,367	35,644		$224,999

(1)

Reflects the 2015 CEO Award (see prior discussion), vesting of which was based on the achievement of specified metrics agreed to on the grant date. The award was granted on February 20, 2015 and vested on March 15, 2016 based on the achievement of the specific metrics. Due to the Company’s performance relative to the predetermined performance metrics, the CEO earned 100% of the award, as modified to reflect the rescission of 16,835 shares described above.

(2)	Reflects the number of RSU awards, vesting of which was based on the achievement of specified metrics determined and agreed to on the grant date. These awards were granted on February 20, 2015 (or July 13, 2015 in the case of Mr. Holiday) and vested on March 15, 2016 based on the achievement of the specific metrics (see prior discussion). Due to the Company’s performance relative to the predetermined performance metrics, the CEO, CFO, and COO earned 103% of these awards.

(3)	This column shows the full grant date fair market value of the restricted stock awards granted as computed under ASC Topic 718 and the expense attributable to these awards that will be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2015, which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

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(4)	As a result of Mr. O’Brien’s resignation as CFO of the Company on June 11, 2015, these RSUs were forfeited prior to vesting.

Option Exercises and Restricted Stock Vested Table

The following table summarizes options exercised and restricted stock vested during the fiscal year ended December 31, 2015 by the NEOs.

	Restricted Stock			Stock Options
Name	Number of Shares Acquired on Vesting (#)(1)		Value Realized Upon Vesting ($)(2)	Number of Shares Acquired on Exercise (#)(1)		Value Realized Upon Exercise ($)(2)
Randall L. Hales	96,468	(3)	$748,129	61,694	(6)	$147,449

Brandon T. O’Brien	44,539	(4)	$339,289	60,000		$220,800

Bradley J. Holiday	19,679		$165,126	--		--

Steve Tarr	6,912	(5)	$61,102	--		--

(1)	This column shows the number of share-based awards exercised (options) or vested (RSUs).

(2)	This column is computed as the difference between the market price of the underlying securities at exercise and the exercise price paid by the executive to acquire the security.

(3)	Includes 42,446 shares which Mr. Hales elected to have the Company retain as part of a net share settlement to satisfy the applicable tax withholding liability related to the vesting of such shares.

(4)	Includes 11,733 shares which Mr. O’Brien elected to have the Company retain as part of a net share settlement to satisfy the applicable tax withholding liability related to the vesting of such shares.

(5)	Includes 2,756 shares which Mr. Tarr elected to have the Company retain as part of a net share settlement to satisfy the applicable withholding tax liability related to the vesting of such shares.

(6)	Includes 43,060 shares which Mr. Hales elected to have the Company retain as part of a net share settlement to satisfy the applicable exercise price for such shares.

Outstanding Equity Awards at Fiscal Year-end December 31, 2015

This table provides information on the year-end 2015 outstanding RSUs held by the NEOs.

	Restricted Stock Units
Name	Number of RSUs That Have Not Vested (#)		Market Value of RSUs That Have Not Vested ($)
Randall L. Hales	50,071	(1)	$547,777
	101,075	(2)	$1,105,761
	195,761	(3)	$2,141,625

Bradley J. Holiday	12,250	(2)	$134,015

Steve Tarr	34,562	(2)	$378,108

(1)	These awards granted to Mr. Hales vested on January 8, 2016.

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(2)	The awards were granted on February 20, 2015 (and July 13, 2015 in the case of Mr. Holiday) and vested on March 15, 2016 based on the achievement of the specified metrics determined and agreed-to on the grant date (see prior discussion). Due to the Company’s performance relative to the predetermined performance metrics, the CEO, CFO, and COO earned 103% of these awards.

(3)

This award was granted on February 20, 2015 and vested on March 15, 2016 based on the achievement of the specific metrics (see prior discussion). Due to the Company’s performance relative to the predetermined performance metrics, the CEO earned 100% of the award, as modified to reflect the rescission of 16,835 shares described above.

Potential Payments upon Termination or Change in Control

The information below describes and quantifies certain payments or benefits that would be payable under the existing plans and programs of the Company if a NEO’s employment were terminated or the Company undergoes a change in control. These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment, such as disability and life insurance benefits and the value of employee-paid group health plan continuation coverage under the Consolidated Omnibus Reconciliation Act, or “COBRA.” As noted above, Randall Hales, Bradley Holiday, and Steve Tarr have separate employment agreements with the Company that include severance and change-in-control provisions.

Accelerated Vesting of Stock Options and Stock Awards Upon Change In Control

Under both the 2007 Stock Incentive Plan and the 2013 Equity Incentive Award Plan, the Compensation Committee, which administers such plans, at its sole and absolute discretion, has the ability to accelerate the vesting of awards granted under such plans, though such acceleration of vesting is not mandated.

DIRECTOR COMPENSATION

The Company uses cash compensation and stock-based incentive compensation to attract and retain qualified candidates to serve as directors.  In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of its directors.

The Company has granted restricted stock to its non-employee directors concurrent with their appointment to the Board.

Director Summary Compensation Table for 2015

The table below summarizes the compensation paid (fees) or granted (stock-based compensation) by the Company to its non-employee directors for the year ended December 31, 2015.

Name	Fees Earned ($)	RSUs ($)(1)	Total ($)
Cheryl A. Larabee	$116,212	$103,053	$219,265
E. Todd Heiner	$58,106	$51,527	$109,633
Daniel R. Maurer	$58,106	$51,527	$109,633
Bradley J. Holiday(2)	$29,053	$51,527	$80,580
Scott Stubbs	$29,053	$24,205	$53,258

(1)	This column shows the full grant date fair market value of the RSUs granted as computed under ASC Topic 718 and the expense attributable to these awards that will be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2015, which are included in the Company’s Annual Report on Form 10-K filed with the SEC.

(2)	Represents fees earned and RSUs granted to Mr. Holiday as a director, prior to his appointment as CFO on June 11, 2015.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2015, concerning securities authorized for issuance under all of the Company’s existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	874,844	$8.14	9,840,164
Equity compensation plans not approved by security holders	—	—	—
Total	874,844	$8.14	9,840,164

In 2007, the Company’s board of directors adopted and in 2008 the Company’s stockholders approved the ZAGG Incorporated 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan was amended to increase the number of shares issuable under the 2007 Plan to 10,000,000. As of December 31, 2015, there were 6,239,126 shares available for grant under the 2007 Plan. However, upon adoption of the 2013 Plan in January 2013, the Company ceased to grant awards pursuant to the 2007 Plan. All subsequent awards were and all future awards will be granted under the 2013 Plan. All awards that are outstanding under the 2007 Plan will continue to vest, be exercisable, and expire according to their respective terms.

In January 2013, the Company’s Board of Directors adopted and in June 2013, the Company’s stockholders approved the ZAGG Inc 2013 Equity Incentive Award Plan (the “2013 Plan”), a new equity incentive plan intended to replace the 2007 Plan. The 2013 Plan is an “omnibus plan” under which stock options, stock appreciation rights, performance share awards, restricted stock, and restricted stock units can be awarded.  The 2013 Plan’s initial share reservation is 5,000,000 shares. The term of the plan is for 10 years from the date of its adoption. As of December 31, 2015, there were approximately 3,601,038 shares available for grant under the 2013 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Directors and Named Executive Officers

The following table sets forth the beneficial ownership of the Common Stock as of April 22, 2016, for each director and nominee for director, each NEO, and by all directors (including nominees) and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock granted as RSUs (excluding RSUs granted subject to performance conditions that have not yet been realized) and stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 22, 2016, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 22, 2016, which was 28,115,656 shares.

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Name	Common Stock	Unvested Restricted Stock Units	Total	Beneficial Ownership
Randall L. Hales	517,415	-	517,415	1.8%
Bradley J. Holiday	45,612	23,268	68,880	*	%
Steve Tarr	28,777	23,268	52,045	*	%
Cheryl A. Larabee	82,985	11,610	94,595	*	%
E. Todd Heiner	48,638	5,805	54,443	*	%
Daniel R. Maurer	43,753	5,805	49,558	*	%
P. Scott Stubbs	2,851	5,805	8,656	*	%
All officers and directors as a group (9 persons**)	864,039	132,438	996,477	3.5%

* Less than one percent.

**Includes two additional ZAGG employees who became executive officers during the first quarter of 2016, but are not separately included in the table above.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 22, 2016, certain information regarding each entity who is known to be the beneficial owner of more than 5% of any class of our voting stock. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 22, 2016, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 22, 2016, which was 28,115,656 shares.

Title of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	RBC Global Asset Management (U.S.) Inc. 100 South Fifth Street, Suite 2300 Minneapolis, Minnesota, 55402	3,190,124	(1)	11.3%
Common Stock	Blackrock, Inc. 55 East 52nd Street New York, New York 10055	2,344,514	(2)	8.3%
Common Stock	Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	1,809,165	(3)	6.4%

(1)	The information reported is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by RBC Global Asset Management (U.S.) Inc., an investment advisor. Pursuant to the Schedule 13G/A, RBC Global Asset Management (U.S.) Inc. reports shared voting power with respect to 2,818,113 shares of Common Stock and shares dispositive power with respect to 3,190,124 shares of Common Stock. The address of RBC Global Asset Management (U.S.) Inc. is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	The information reported is based on a Schedule 13G/A filed with the SEC on January 27, 2016 by BlackRock, Inc. Pursuant to the Schedule 13G/A, BlackRock, Inc. reports sole voting power with respect to 2,276,749 shares of Common Stock and sole dispositive power with respect to 2,344,514 shares of Common Stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)	The information reported is based on a Schedule 13G filed with the SEC on February 9, 2016 by Dimensional Fund Advisors LP. Pursuant to the Schedule 13G, Dimensional Fund Advisors LP reports sole voting power with respect to 1,720,301 shares of Common Stock and sole dispositive power with respect to 1,809,165 shares of Common Stock. The address of Dimensional Fund Advisors is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (independent auditors) to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. The Company is seeking stockholder ratification of such action. Stockholder ratification of the appointment of KPMG is not required by our bylaws or otherwise. However, we are submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Audit Fees

For the years ended December 31, 2015 and 2014, we incurred fees to KPMG. Audit fees include the annual audit, the audit of the effectiveness of internal control over financial reporting, quarterly reviews, and accounting consultations. Tax fees include U.S., foreign and state income tax preparation and tax consultation. The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services.

A summary of fees incurred to KPMG in 2015 and 2014 appears below:

Fee Category	2015	2014
Audit	$927,096	$789,695
Audit-related	43,166	--
Tax	162,817	55,752
Other	--	--
Total	$1,133,079	$845,447

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services to be performed by the independent registered public accounting firm and the related fees. The Audit Committee is authorized to delegate, within specified limits, the pre-approval of such services and fees to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting. During 2015, no fees were approved by the Audit Committee after services were performed pursuant to the de minimis exception established by the SEC.

Audit-related fees include amounts incurred related to the establishment of foreign legal entities, audit of an intellectual property royalty agreement, and subscription fees for an online accounting research tool.

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REPORT OF THE AUDIT COMMITTEE

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, KPMG, are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and KPMG. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG. The Audit Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 16, “Communication with Audit Committee,” as adopted by the Public Company Accounting Oversight Board.

KPMG also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee also considered whether the provision of financial information systems design and other non-audit services by KPMG, if any, is compatible with their independence.

Based upon the Audit Committee’s discussion with management and KPMG, and the Audit Committee’s review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC.

The Audit Committee

Cheryl A. Larabee (Chair)

E. Todd Heiner

Daniel R. Maurer

P. Scott Stubbs

It is expected that representatives of KPMG will attend the Meeting and be available to make a statement or respond to appropriate questions.

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The Board UNANIMOUSLY RecommendS that Stockholders Vote “FOR” the
Ratification of Appointment of KPMG LLP as the Company’s Independent
Registered Public Accounting Firm.

KPMG, independent registered public accounting firm, was engaged as our independent registered public accounting firm for the years ended 2011 to 2015.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), requires that we include in this Proxy Statement a non-binding, advisory stockholder vote to approve the compensation of our NEOs as described in the above under Executive Compensation, and the compensation tables, set forth in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs.

Accordingly, the following resolution is submitted for stockholder vote at the Meeting:

RESOLVED, that the stockholders of ZAGG Inc approve, on an advisory basis, the compensation of its Named Executive Officers as disclosed in the Proxy Statement for the Annual Meeting held June 9, 2016, pursuant to Item 402 of Regulation S-K, including the narrative discussion of executive compensation, the accompanying tabular disclosure regarding compensation of the Named Executive Officers and the corresponding narrative disclosure and footnotes.

As an advisory vote, this proposal is not binding on the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVES, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

REINCORPORATION

Overview

The Board has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 4, we sometimes refer to the Company as “ZAGG-Nevada” prior to the Reincorporation and “ZAGG-Delaware” after the Reincorporation.

Summary of Effects of Reincorporation

The principal effects of the Reincorporation will be that:

●	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.
●	The resulting Delaware corporation, “ZAGG-Delaware,” will be the same entity as the Company as currently incorporated in Nevada, “ZAGG-Nevada,” and will continue with all of the rights, privileges and powers of ZAGG-Nevada, will possess all of the properties of ZAGG-Nevada, will continue with all of the debts, liabilities and obligations of ZAGG-Nevada and will continue with the same officers and directors of ZAGG-Nevada immediately prior to the Reincorporation, as more fully described below.
●	When the Reincorporation becomes effective, each outstanding share of ZAGG-Nevada capital stock will continue to be an outstanding share of capital stock of a like class of the resulting Delaware corporation, and each outstanding option or right to acquire shares of ZAGG-Nevada common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, ZAGG-Delaware.

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General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if the proposal receives the affirmative vote of not less than a majority of the outstanding shares of common stock on the Record Sate, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to herein as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix D. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Delaware corporation, which are referred to herein as the Delaware bylaws, a draft copy of which is attached as Appendix E. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, ZAGG-Delaware will be the same entity as ZAGG-Nevada immediately prior to the Reincorporation: ZAGG-Delaware will continue with all of the rights, privileges and powers of ZAGG-Nevada, it will possess all of the properties of ZAGG-Nevada, it will continue with all of the debts, liabilities and obligations of ZAGG-Nevada and it will continue with the same officers and directors of ZAGG-Nevada immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company’s common stock will continue to be traded, without interruption, on NASDAQ under the same symbol (ZAGG). The Company will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its stockholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS. This favorable corporate and regulatory environment is attractive to businesses such as ours. Based on publicly available data, over half of publicly-traded corporations in the United States and 60% of all Fortune 500 companies are incorporated in Delaware.

In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has allowed the Delaware courts to process corporate litigation relatively quickly and effectively. Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered.

Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Such clarity would be advantageous to the Company, its Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Further, investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions.

Reincorporation from Nevada to Delaware is attractive to directors, officers, and shareholders alike. The Reincorporation may make the Company more attractive to future Board candidates, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws — especially those relating to director indemnification — draw such qualified candidates to Delaware corporations. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our stockholders from possible abuses by directors and officers.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Stockholders’ Rights Before and After the Reincorporation”. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

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Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of ZAGG-Nevada, and all property owned by ZAGG-Nevada, all debts due to ZAGG-Nevada, as well as all other causes of action belonging to ZAGG-Nevada immediately prior to the conversion, remaining vested in ZAGG-Delaware following the conversion. ZAGG-Delaware will remain as the same entity following the conversion. The directors and officers of ZAGG-Nevada immediately prior to the conversion will be the directors and officers of ZAGG-Delaware.

At the effective time of the Reincorporation each then-outstanding share of ZAGG-Nevada common stock will automatically be converted into one share of common stock of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, ZAGG-Delaware will assume all of ZAGG-Nevada’s obligations related to convertible equity securities and other rights to purchase ZAGG-Nevada common stock. ZAGG-Nevada’s outstanding convertible securities consist of options to purchase ZAGG-Nevada common stock granted under the Company’s incentive plans and warrants to purchase shares of ZAGG-Nevada common stock. Each outstanding option to purchase shares of ZAGG-Nevada common stock will be converted into an option to purchase a number of shares of ZAGG-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock and performance share awards under the 2007 Stock Incentive Plan and the 2013 Equity Incentive Award Plan. Each restricted stock unit that entitles the holder to shares of ZAGG-Nevada common stock will be converted into a restricted stock unit that entitles the holder to shares of ZAGG-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

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Comparison of Stockholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between ZAGG-Nevada’s articles of incorporation and bylaws and ZAGG-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, ZAGG-Nevada’s articles of incorporation, ZAGG-Nevada’s bylaws and ZAGG-Delaware’s certificate of incorporation and ZAGG-Delaware’s bylaws.

Provision	ZAGG-Nevada (Nevada law)	ZAGG-Delaware (Delaware law)
ELECTIONS; VOTING; PROCEDURAL MATTERS
Number of Directors	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.
	ZAGG-Nevada’s articles provide that the number of directors shall be no fewer than three with the number to be determined from time to time by the Board in the manner provided by the bylaws. The bylaws provide that the number of directors shall be not less than three nor more than thirteen as fixed from time to time by resolution of the Board.	ZAGG-Delaware’s bylaws will provide that the number of directors shall be no not less than three nor more than thirteen as fixed from time to time by resolution of the Board.
Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office.
	ZAGG-Nevada does not have a classified board of directors.	ZAGG-Delaware will not have a classified board of directors.
Removal of Directors	Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.	Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.
	ZAGG-Nevada’s bylaws provide that any director may be removed, with or without cause, by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors.	ZAGG-Delaware’s bylaws will provide that any director may be removed, with or without cause, by a majority vote of the issued and outstanding stock entitled to vote on the matter.

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Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.
	ZAGG-Nevada’s articles and bylaws do not change this statutory rule.	ZAGG-Delaware’s certificate and bylaws will not change this statutory rule.
Interested Party Transactions

Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (i) the director’s interest in the contract or transaction is known to the board or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), (ii) the fact of the common interest is not known to the interested director(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

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Special Meetings of Stockholders	Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.	Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
	ZAGG-Nevada’s bylaws provide that special meetings of the stockholders may be called only by the Chairman of the Board, the chief executive officer, the Board pursuant to a resolution adopted by a majority of the total number of authorized directors, or holders of at least ten percent (10%) of the voting shares of the corporation.	ZAGG-Delaware’s bylaws will provide that special meetings of the stockholders may be called only by the Chairman of the Board, the chief executive officer, the Board pursuant to a resolution adopted by a majority of the total number of authorized directors, or holders of at least ten percent (10%) of the voting shares of the corporation.
Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an Annual Meeting for the election of directors or there is no written consent to elect directors in lieu of an Annual Meeting taken, in both cases for a period of 30 days after the date designated for the Annual Meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an Annual Meeting for the election of directors.
Cumulative Voting	Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.
	ZAGG-Nevada does not have a provision granting cumulative voting rights in the election of its directors in its articles or bylaws.	ZAGG-Delaware’s certificate and bylaws will not have a provision granting cumulative voting rights in the election of its directors.

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Vacancies	All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board of directors may fill the vacancies for the remainder of the term of office of the resigning director or directors.	All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of the resigning director or directors.
	ZAGG-Nevada’s articles and bylaws provide that any vacancies may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board is present.	ZAGG-Delaware’s bylaws will provide that any vacancies may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board is present.
Stockholder Voting Provisions	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
	ZAGG-Nevada’s articles and bylaws do not change these statutory rules.	ZAGG-Delaware’s certificate of incorporation and bylaws will not change these statutory rules.

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Stockholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
	ZAGG-Nevada’s articles and bylaws do not change these statutory rules.	ZAGG-Delaware’s articles and bylaws will not change these statutory rules.
Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (i) the plan of merger does not amend the existing articles of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (i) the plan of merger does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
	ZAGG-Nevada’s articles and bylaws do not change these statutory rules.	ZAGG-Delaware’s certificate and bylaws will not change these statutory rules.

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Advance Notice of Stockholder Proposals	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.

ZAGG-Nevada’s bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so delivered, or mailed and received, not less than sixty (60) days nor more than ninety (90) days prior to such annual meeting, or, if such meeting is announced later than the seventieth (70th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

ZAGG-Delaware’s bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.
	Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.	Additionally, there are specific disclosure requirements which must be set forth in a stockholder’s notice regarding nominees for directors.

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Amendments to the Articles of Incorporation or Certificate of Incorporation	To approve any amendment to the articles of incorporation, Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of shareholders following notice thereof, unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Under the DGCL, amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders. Unless otherwise provided in the certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of the holders of outstanding shares entitled to vote thereon. If any amendment would alter or change the rights of a class of stock without voting rights, the vote of the holders of the majority of all outstanding shares of such class, voting as a separate class, is required for such amendment.
Amendments to the Bylaws	Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the Board may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.	Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the Board, although the power vested in the stockholders is not divested or limited where the Board also has such power.
ZAGG-Nevada’s articles do not confer exclusive authority to the board of directors to amend the bylaws. ZAGG-Nevada’s bylaws provide that the Board has the power to adopt, amend or repeal the bylaws, and that the stockholders have the power to adopt, amend or repeal the bylaws at any regular or special meeting of the stockholders if notice of the proposed alteration or
	amendment is contained in the notice of the meeting.	ZAGG-Delaware’s certificate empowers the Board to adopt, amend or repeal the bylaws or adopt new bylaws without any action on the part of the stockholders, provided that any bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

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ANTI-TAKEOVER PROVISIONS
Business Combinations	The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

(a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

Under the Delaware business combination statute, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three year period following the time the stockholder became an interested stockholder, unless:

   ●  prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

   ●  the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder; or

   ●  at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

A business combination generally includes:

   ●  mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

   ●  specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and

   ●  other transactions resulting in a disproportionate financial benefit to an interested stockholder.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these sections of the NRS, if such amendment is approved by the affirmative vote of a majority of the voting power of the disinterested shares entitled to vote; provided, however, such vote by disinterested shareholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder who became an Interested Stockholder before the effective date of the amendment.	The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders.

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Because ZAGG-Nevada has not adopted a provision in its articles of incorporation in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving ZAGG-Nevada.	ZAGG-Delaware will not have any provision in its certificate of incorporation to “opt out” of the Delaware business combination statute.
Control Share Acquisitions	The NRS limits the voting rights accorded shares acquired in an acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses, and that does business in Nevada directly or indirectly through an affiliated corporation. Pursuant to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the voting power of the corporation excluding those shares as to which the interested stockholder exercises voting rights at a special or annual meeting of the stockholders. For this purpose, an interested stockholder is an acquiring person, an officer or director of the corporation, or an employee of the corporation. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

Under the NRS, a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person (i) acquires or offers to acquire in an acquisition and (ii) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as “control shares.”

The control share provisions of the NRS do not apply if the corporation opts out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.	The DGCL does not contain a control share acquisition provision.
Under its articles, ZAGG-Nevada opted out of these control share provisions.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.	Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

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ZAGG-Nevada’s articles and bylaws provide that the Company shall, to the fullest extent and in the manner permitted by applicable law, indemnify any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the tact that he or she is or was a director or officer of the Company or while serving as a director or officer of the Company, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan; provided that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the
Company, in its sole discretion, pursuant to the powers vested in the Company under the NRS or (iv) such indemnification is ordered by a court of competent jurisdiction.	ZAGG-Delaware’s certificate and bylaws will provide that the Company shall indemnify any and all past, present and future directors and officers of the Company, and any other persons to which the DGCL permits the Company to provide indemnification, from and against any and all costs, expenses (including attorneys’ fees), damages, judgments, penalties, fines, punitive damages, excise taxes assessed with respect to an employee benefit plan and amounts paid in settlement in connection with any action, suit or proceeding, whether by or in the right of the Company, a class of its security holders or otherwise, in which the director or officer may be involved as a party or otherwise, by reason of the fact that such person was serving as a director, officer, employee or agent of the Company, including service with respect to an employee benefit plan.

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Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.
	ZAGG-Nevada’s bylaws allow for the advancement of expenses.	ZAGG-Delaware’s certificate and bylaws will allow for the advancement of expenses; provided that, if required, an advancement of such expenses shall only be made upon an undertaking by the indemnified party to promptly repay any amounts determined to be not indemnifiable.
Limitation on Personal Liability of Directors	The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.
	ZAGG-Nevada’s bylaws provide for elimination of director liability to the fullest extent permitted by the NRS.	ZAGG-Delaware’s certificate will provide for elimination of director liability to the fullest extent permitted by the DGCL.

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DIVIDENDS
Declaration and Payment of Dividends	Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.	Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
	ZAGG-Nevada’s articles and bylaws do not change these statutory rules.	ZAGG-Delaware’s certificate and bylaws will not change these statutory rules.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of ZAGG-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of ZAGG-Delaware.

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Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware, and a subsequent notice filing with NASDAQ.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Material United States Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below) of Company Common Stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, dealers in securities, persons holding shares of the Company’s Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, persons subject to the alternative minimum tax, foreign persons, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein) and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the U.S. federal income tax consequences described below will not be challenged by the IRS or, if challenged, will be upheld by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Company’s Common Stock, that is, for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of the Company’s Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of Company’s Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Company believes that the Reincorporation will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions set forth herein:

●	U.S. holders of Company common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation;

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●	the aggregate tax basis of the shares of ZAGG-Delaware common stock deemed received in the Reincorporation will be equal to the aggregate tax basis of the shares of ZAGG-Nevada common stock converted therefor;

●	the holding period of the shares of ZAGG-Delaware common stock deemed received in the Reincorporation will include the holding period of the shares of ZAGG-Nevada common stock converted therefor; and

●	no gain or loss will be recognized by the Company as a result of the consummation of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

Vote Required

The affirmative vote of holders of record of not less than a majority of the outstanding shares of common stock on the Record Date is required for approval of the proposed change in the Company’s state of incorporation from Nevada to Delaware. Because the affirmative vote of a majority of our outstanding shares is required to approve this proposal, broker non-votes and abstentions have the same effect as a vote against this proposal.

The Board unanimously recommends that the stockholders vote “FOR” the proposal to change the Company’s state of incorporation from Nevada to Delaware.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during 2015 or in any presently proposed transaction which, in either case, has or will materially affect us.

The Company makes a concerted effort to review potential transactions with our executive officers and directors from the standpoint of whether any related party transaction issues would be involved, and reviews any such issues, including the approval, ratification, and disclosures relating to such transactions, on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders are required under Section 16 of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to the Company.

To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2015, all of the persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except that a Form 4 for Brandon T. O’Brien to report the retention by the Company of shares of Common Stock to satisfy Mr. O’Brien’s tax withholding obligations resulting from the vesting of previously granted RSUs should have been filed no later than December 27, 2012 but was instead filed on January 8, 2015.

52

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the Company’s 2017 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8-Stockholder Proposals) and received by the Secretary of the Company on or before December 30, 2016. Stockholder proposals to be presented at the 2017 Annual Meeting of Stockholders which are not to be included in the Company’s proxy materials must be received by the Company no earlier than March 11, 2017, nor later than April 10, 2017.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company’s 2015 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company’s 2015 Annual Report to Stockholders to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2015 Annual Report to Stockholders should submit a request by writing to Abby Barraclough, Corporate Secretary, ZAGG Inc, 910 W. Legacy Center Drive, Suite 500, Midvale, Utah 84047. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER BUSINESS

The Company’s management does not know of any other matter to be presented for action at the Meeting. However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

/s/ Bradley J. Holiday

Bradley J. Holiday

Chief Financial Officer

Midvale, Utah

April 29, 2016

53

ZAGG INC 910 W. LEGACY CENTER DR., STE. 500 MIDVALE, UT 84047

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ZAGG

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                        E09861-P79917            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ZAGG INC

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

	Nominees.		For	Against	Abstain

	1a.	Randall L. Hales	☐	☐	☐

	1b.	Cheryl A. Larabee	☐	☐	☐

	1c.	E. Todd Heiner	☐	☐	☐

	1d.	Daniel R. Maurer	☐	☐	☐

	1e.	P. Scott Stubbs	☐	☐	☐	For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company.					☐	☐	☐

3.	To provide advisory approval of the compensation of our named executive officers.					☐	☐	☐

4.	Approval of the change of the Company's state of incorporation from Nevada to Delaware.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E09862-P79917

ZAGG INC

Annual Meeting of Stockholders

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the

Annual Meeting on June 9, 2016

The undersigned appoints Randall L. Hales or Bradley J. Holiday of ZAGG Inc with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of ZAGG Inc, to be held virtually June 9, 2016, beginning at 9:00 a.m., MDT, and can be accessed by visiting www.virtualshareholdermeeting.com/ZAGG, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side

Appendix A

PLAN OF CONVERSION

OF

ZAGG INC

(a Nevada corporation)

THIS PLAN OF CONVERSION (this “Plan”) is adopted this [___] day of [June], 2016, by ZAGG Inc, a Nevada corporation (the “Constituent Entity”), for the purpose of converting the Constituent Entity into a Delaware corporation to be known as ZAGG Inc (the “Resulting Entity”), in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Corporation Law (the “Conversion”).

RECITALS

 WHEREAS, the Board of Directors and stockholders of the Constituent Entity have approved the Conversion;

WHEREAS, in order to effect the Conversion, the Constituent Entity has adopted this Plan for the purpose of setting forth the manner and terms on which the Constituent Entity will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting the Constituent Entity’s outstanding shares of stock into outstanding shares of stock of the Resulting Entity; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Conversion qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder.

NOW, THEREFORE, BE IT KNOWN, that:

1.             Conversion. The name of the converting entity is ZAGG Inc. At the Effective Time (as defined below), the Constituent Entity shall be converted into a Delaware corporation under the name ZAGG Inc.

2.             Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion shall be effective (the “Effective Time”) upon: (a) the filing of a duly executed Articles of Conversion with the Secretary of State of the State of Nevada; and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below.

A-1

3.             Effect of Conversion.

(a)             At the Effective Time, the Constituent Entity shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Delaware. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and Nevada, be deemed to be the same entity as the Constituent Entity. At the Effective Time, all of the rights, privileges and powers of the Constituent Entity, and all property, real, personal and mixed, and all debts due to the Constituent Entity, as well as all other things and causes of action belonging to the Constituent Entity, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in the Constituent Entity shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the Constituent Entity shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Entity shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of the Constituent Entity, as well as the debts, liabilities and duties of the Constituent Entity, shall not be deemed, as a consequence of the conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of the Constituent Entity incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. The Constituent Entity shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of the Constituent Entity and shall constitute a continuation of the existence of Nevada in the form of a Delaware corporation.

(b)             The Constituent Entity intends for the Conversion to constitute a reorganization qualifying under Section 368(a) of the Code and the Treasury regulations promulgated thereunder.

4.             Governance and Other Matters Related to the Resulting Entity.

(a)             Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Resulting Entity shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b)             Bylaws. At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c)             Directors and Officers. At the Effective Time, all directors and officers of the Constituent Entity immediately prior to the Effective Time shall become directors and officers, of the Resulting Entity, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Resulting Entity and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

A-2

5.             Effect of the Conversion on the Stock of the Constituent Entity. At the Effective Time, each one (1) outstanding share of the Constituent Entity shall, without any action of the part of the holder thereof, be converted into a like class of one (1) validly issued, fully paid, and nonassessable share of the Resulting Entity. Following the Effective Time, all shares of the Constituent Entity stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of the Constituent Entity stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6.             Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of the Constituent Entity capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

7.             Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which the Constituent Entity is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by the Constituent Entity or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, shares of the Constituent Entity’s capital stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, shares of the Resulting Entity’s capital stock.

8.             Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Constituent Entity which was titled or registered in the name of the Constituent Entity shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

9.             Further Assurances. If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Constituent Entity, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of the Constituent Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Constituent Entity, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Constituent Entity, or to otherwise carry out the purposes of this Plan and the Conversion.

A-3

10.           Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of the Constituent Entity and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Constituent Entity or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

11.           Amendment. This Plan may be amended or modified by the board of directors of the Constituent Entity at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of the Constituent Entity, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of the Constituent Entity.

12.           Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of the Constituent Entity, notwithstanding the approval of this Plan by the stockholders of the Constituent Entity, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of the Constituent Entity, such action would be in the best interest of the Constituent Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Constituent Entity, its board of directors or stockholders with respect thereto.

13.           Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

14.           Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature page follows]

A-4

IN WITNESS WHEREOF, ZAGG Inc has caused this Plan to be executed by its duly authorized representative as of the date first written above.

ZAGG Inc,
a Nevada corporation

By:
Name:	Randall L. Hales
Title:	President and Chief Executive Officer

ZAGG Inc,
a Delaware corporation

By:
Name:	Randall L. Hales
Title:	President and Chief Executive Officer

A-5

EXHIBIT A

CERTIFICATE OF INCORPORATION

A-6

EXHIBIT B

BYLAWS

A-7

Appendix B

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

ZAGG Inc
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

ZAGG Inc
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Corporate Secretary

c/o:	ZAGG Inc 910 W. Legacy Center Drive, Suite 500 Midvale, UT 84047

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

ZAGG Inc

Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity's articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

Appendix C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 FO THE

DELAWARE GENERAL CORPORATION LAW

1.           The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2.           The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3.           The date the Non-Delaware Corporation first formed is April 2, 2004.

4.           The name of the Non-Delaware Corporation immediately prior to filing this Certificate is “ZAGG Inc”.

5.           The name of the Corporation as set forth in the Certificate of Incorporation is “ZAGG Inc”.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the _____ day of __________, 2016.

ZAGG Inc

By:
Name: Randall L. Hales
Title: President & Chief Executive Officer

Appendix D

CERTIFICATE OF INCORPORATION
OF
ZAGG INC

Article I

The name of the corporation is ZAGG Inc (the “Corporation”).

Article II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

Article III

The nature of the business or purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV

The total number of shares of common stock that the Corporation is authorized to issue is One Hundred Million (100,000,000) shares, with a par value of $0.001 per share.

Article V

The name of the Corporation’s incorporator is Jeffrey M. Jones and the incorporator’s mailing address is 111 East Broadway, Suite 900, Salt Lake City, Utah 84111.

Article VI

To the fullest extent permitted by the DGCL and any other applicable law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

D-1

Article VII

The Corporation shall, to the fullest extent permitted by the DGCL, as the same may be amended or supplemented from time to time, indemnify any and all past, present and future directors and officers of the Corporation, and any other persons to which the DGCL permits this Corporation to provide indemnification (“Indemnified Persons”), from and against any and all costs, expenses (including attorneys’ fees), damages, judgments, penalties, fines, punitive damages, excise taxes assessed with respect to an employee benefit plan and amounts paid in settlement in connection with any action, suit or proceeding, whether by or in the right of the Corporation, a class of its security holders or otherwise, in which the director or officer may be involved as a party or otherwise, by reason of the fact that such person was serving as a director, officer, employee or agent of the Corporation, including service with respect to an employee benefit plan. The Corporation is authorized to provide for the advancement of expenses to such Indemnified Persons as set forth in the Bylaws. The right of indemnification provided in this Article VII shall not be exclusive, and shall be in addition to any rights to which any person may otherwise be entitled by law, under the Bylaws of the Corporation, or under any agreement, vote of stockholders or directors, or otherwise. Any repeal or modification of this Article VII shall be prospective only, and shall not adversely affect the rights of any person referred to in this Article for or with respect to acts or omissions occurring prior to such repeal or modification.

Article VIII

In furtherance of, and not in limitation of, the powers conferred by statute, the Corporation’s Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation (the “Bylaws”) or adopt new Bylaws without any action on the part of the Corporation’s stockholders; provided, however, that any Bylaw adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

Article IX

The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the Bylaws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by the DGCL or any other applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

D-2

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation the _____ day of __________, 2016.

Jeffrey M. Jones, Incorporator

D-3

Appendix E

BYLAWS OF ZAGG INC

ARTICLE I
Offices

Section 1.1      Offices. The address of the registered office of ZAGG Inc (hereinafter called the “Corporation”) in the State of Delaware shall be at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

Section 1.2      Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II
Meetings of the Stockholders

Section 2.1       Definitions. As used herein, the following terms shall have the following respective meanings:

(a)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(b)       “Public Disclosure” a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 2.2       Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.3       Annual Meeting.

(a)       The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

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(b)      At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.3. In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.3(b) or Section 2.3(d) below, as applicable, in writing to the secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 30 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

(c)      For the nomination of any person or persons for election to the Board of Directors, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

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(d)      For all business other than director nominations, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (iii) the information required by Section 2.2(c)(vi) above.

(e)      The foregoing notice requirements of Section 2.2(d) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 14(a) of the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(f)       Notwithstanding anything in these Bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.2, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting pursuant to this Section 2.2 does not provide the information required under this Section 2.2 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. The requirements of this Section 2.2 shall apply to any business or nominations to be brought before an annual meeting by a stockholder whether such business or nominations are to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of the Section 2.2 are included to provide the Corporation notice of a stockholder’s intention to bring business or nominations before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business or make such nominations before an annual meeting.

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Section 2.4      Special Meetings.

(a)      Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors (the “Chairman”), (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (iv) holders of at least ten percent (10%) of the voting shares of the Corporation, and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

(b)      Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or any committee thereof (or stockholders pursuant to Section 2.4(a) hereof), or (y) provided that the Board of Directors (or stockholders pursuant to Section 2.4(a) hereof) has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in Section 2.2 is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in Section 2.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.2 shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day prior to such special meeting and not earlier than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the date of Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

Section 2.5      Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

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Section 2.6      Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.7      List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten (10) days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.8      Quorum. Unless otherwise required by law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) or these Bylaws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.5, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

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Section 2.9       Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chairman, or in his or her absence or inability to act, the Chief Executive Officer, or, in his or her absence or inability to act, the person whom the Chairman shall appoint, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants. Stockholders may participate in a meeting of the stockholders by means of a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other. Participation in a meeting pursuant to this section constitutes presence in person at the meeting.

Section 2.10    Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation, the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

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Section 2.11     Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

Section 2.12    Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.12, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

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Section 2.13     Fixing the Record Date.

(a)      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b)      In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)      In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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ARTICLE III
Board of Directors

Section 3.1      General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.2      Number; Term of Office. The Board of Directors shall consist of not less than three (3) nor more than thirteen (13) members as fixed from time to time by the Board of Directors. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

Section 3.3      Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.4      Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

Section 3.5      Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders entitled to vote in an election of directors may remove any director from office at any time, with or without cause, by the affirmative vote of a majority in voting power thereof.

Section 3.6      Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

Section 3.7      Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman.

Section 3.8      Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chairman or the Chief Executive Officer on at least twenty-four (24) hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors.

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Section 3.9       Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.

Section 3.10    Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11     Notices. Subject to Section 3.8, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these Bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.12    Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13    Organization. At each meeting of the Board of Directors, the Chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14    Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15    Action by Majority Vote. Except as otherwise expressly required by these Bylaws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Section 3.16    Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17    Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV
Officers

Section 4.1       Positions and Election. The officers of the Corporation shall be elected by the Board of Directors and shall include a Chief Executive Officer, a President, a Treasurer and a Secretary. The Board of Directors may from time to time, by resolution, elect or appoint a Chairman and such other officers and agents as it may deem advisable and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any two or more offices may be held by the same person.

Section 4.2       Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

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Section 4.3      Duties.

(a)      Chairman. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 4.3(b).

(b)      Chief Executive Officer The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman has been appointed and is present. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)      President. The President, subject to the supervision and control of the Board of Directors, any duly authorized committee thereof, and the Chief Executive Officer, shall in general actively supervise and control the business and affairs of the Corporation and, in the Chief Executive Officer’s absence, at the request of the Board of Directors, the President shall perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer. The President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, these Bylaws or as may be provided by law.

(d)      Vice Presidents. The Vice Presidents shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. Unless otherwise specified, Executive Vice Presidents are senior to Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority. An Executive Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board of Directors or by these bylaws to some other officer or agent of the Corporation or shall be required by applicable law otherwise to be signed or executed.

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(e)      Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer or the President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

(f)       Duties of Treasurer. The Treasurer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

Section 4.4      Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
Stock Certificates and Their Transfer

Section 5.1       Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairman, any vice chairman, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.2       Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.3       Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.4       Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

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ARTICLE VI

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 6.1       Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (an “indemnitee”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with such action, suit or proceeding if such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that, except as provided in Section 6.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the indemnitee did not act in good faith and in a manner which such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful. The right to indemnification conferred by this Section 6.1 shall vest at the time an individual becomes an indemnitee.

Section 6.2      Advancement of Expenses. The right to indemnification conferred in Section 6.1 shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 6.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Section 6.1 and 6.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators.

Section 6.3       Right of Indemnitee to Bring Suit. If a claim under Section 6.1 or 6.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to indemnification, or to such advancement of expenses, under this Article 5 or otherwise shall be on the Corporation.

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Section 6.4       Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

Section 6.5       Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.6       Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 6.7       Amendment or Modification. This Article VI may be altered or amended at any time as provided in these Bylaws, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

ARTICLE VII
General Provisions

Section 7.1       Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.2       Fiscal Year. The fiscal year of the Corporation shall begin on January 1 and end on December 31 of each year.

Section 7.3       Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 7.4       Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

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Section 7.5       Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Section 7.6       Conflict with Applicable Law or Certificate of Incorporation. These Bylaws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

ARTICLE VIII
Amendments

These Bylaws may be amended, altered, changed, adopted and repealed or new Bylaws adopted by the Board of Directors. The stockholders may make additional Bylaws and may alter and repeal any Bylaws whether such Bylaws were originally adopted by them or otherwise.

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